UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1.	Report to Shareholders
Filed herewith.

semi-annual report

  june 30, 2013

government securities fund

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

  table of contents

Message from the Chairman	1
Government Securities Fund	6
Income and Equity Fund	11
Balanced Fund	16
Large Cap Value Fund	21
Mid Cap Value Fund	25
Small Cap Value Fund	29
Schedule of Investments	35
Statement of Assets and Liabilities	56
Statement of Operations	58
Statement of Changes in Net Assets	60
Financial Highlights	64
Notes to Financial Statements	71
Directors and Officers	81

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' current prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation or recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

The picture in the rear view mirror, that is, the enduring image of the "Great Recession," has dominated both investor sentiment and investing strategies since 2008. Memories of the financial crisis in the U.S. and then in Europe cast a pall over the markets; good news was often short lived as economic crises seemed to emerge each time the markets appeared poised for recovery. Many investors spurned equities for the "safe haven" of cash, gold and fixed income assets. The investment landscape changed in the first six months of 2013 as the equity indices reached new highs while the prices for fixed income and gold fell as interest rates rose and commodity prices dropped.

The obvious question is "What changed to enable the equity markets to outperform?" Several factors contributed but, above all, many of the uncertainties that plagued the markets last year subsided: the U.S. averted the "Fiscal Cliff" and the "sequester" did not precipitate the predicted disaster. The Federal Reserve's monetary easing continued; the economy grew modestly while underlying fundamentals improved. Consumer debt fell to multi-year lows and the housing industry once again began contributing to the economy.

Internationally, China's new leadership began implementing economic and financial reforms to transition the country to a more market-oriented economy. Also, Japan's newly elected government initiated economic reforms. Europe's recession continued but economic reports suggest that a slow recovery for euro zone economies is underway.

Some investors, assuming that the equity markets' impressive first quarter results would be followed by an imminent correction, stayed on the sidelines. "Sell in May and go away" is an often-used maxim which speaks to the perceived seasonality of the investment cycle. Investors who heeded this warning or were otherwise reluctant to enter the equity markets ended the second quarter disappointed.

The presumed "safe haven" of bonds was illusory. Fixed income investors faced losses in their portfolios as interest rates rose dramatically by the end of the second quarter. Evidence of an improving global economy prompted U.S. bond investors to search for better returns in the equities markets or in foreign bonds. Increasingly, central banks around the world adopted monetary easing policies. Nevertheless, investors with enduring memories of the "Great Recession" and the recurring European debt crises were resistant to change their strategies.

Additionally, gold provided a cautionary tale. Investors had long regarded the precious metal as a "safe haven" and hedge against inflationary monetary policies. However, gold prices have plummeted; after falling modestly in 2012, at the end of June, gold traded 35% below its September 2011 peak. Here, the lesson is: when investors decide that it's time to exit an asset class, predicting how far and how fast prices may fall is, at best, difficult.

The equity markets have not experienced a sustained rally in many years. The current rally has fostered a sense of optimism despite recent memories of the financial crisis. Importantly, this change in psychology is creating more demand for goods and services. The housing recovery and increased consumer and corporate spending reflect the improved confidence. Still, many investors remain skeptical; their reluctance to invest could be interpreted as a positive sign. That is, cautious investor sentiment lessens the likelihood

Message

from the chairman continued

of a herding into the equity markets to the extent that they become "frothy" and more susceptible to a major correction.

The severity of the global recession and modest economic recovery has been a two edged sword. Over the past several years, equity returns have been unexceptional by historical standards while low interest rates have frustrated more conservative investors. These conditions, along with an uneven global recovery, may lead to a long period of slow economic growth. For these reasons, our investment strategies in equities and fixed income continue to focus on high-quality companies with pro-active management, financial strength and market leadership which are well-positioned for long-term growth.

Market Review

Markets started 2013 strongly as investors gained confidence in the global economic recovery. Stocks rose to record highs on signs of gathering momentum in the U.S. and China, the renewed commitment to growth in Japan, and modest improvements in Europe.

Volatility returned to the markets in the second quarter as investors reassessed the longevity of the Federal Reserve's bond buying program ("QE3"). Yields on Treasuries, which bore the brunt of the selloff, rose to their highest levels since August 2011; in particular, June's dramatic rate increases contributed to record outflows among bond funds. Also, gold's freefall continued; prices for the precious metal have dropped more than 35% from September 2011 highs. Apparently, the "safe haven" asset bubbles are bursting.

Equities, meanwhile, benefitted from rising interest rates as investors rotated funds into the market. Signs of improvement in the domestic economy, led by the housing recovery, supported the shift in sentiment favoring stocks over bonds. Investors showed a notable preference for U.S. listed companies, particularly well-known, large cap stocks. Perhaps the relative stability, and comparatively solid performance, of the domestic markets prevailed over concerns about slowing growth in China, recurring challenges in Europe's debt crisis, and continued unrest in the Middle East. As investors gained confidence in the equities markets, they favored mid-cap and small cap stocks in their search for performance. The broad strength in stocks across capitalization ranges and investment styles underscored the positive momentum in equity markets.

Equity Investment Review

Early in the year, conservative investors showed a marked preference for market leaders that offered comparative stability and attractive dividends. Many fixed income investors were drawn to mega-cap stocks, perhaps of the companies whose bonds they may have owned. This strategy reduced their exposure to rising interest rates while, in many cases, achieving higher dividends compared to the coupon rates with the added potential for capital appreciation. These investors were rewarded as market appreciation for defensive stocks, that is, stocks that tend to perform well in good times and bad, kept pace with the growth in cyclical stocks which tend to be more sensitive to changing

Market Review – June 30, 2013

Index[1]	Close	YTD Return
Dow Jones Industrial Avg	14,909.60	13.8%
S&P 500®	1,606.28	13.8%
NASDAQ	3,403.25	12.7%
Russell Midcap®	1,288.23	15.5%
Russell 2000® (small cap)	977.48	15.9%
	06/30/13	06/30/12
10-Year T-Note Yield	2.52%	1.64%

Data: Bloomberg; S&P; Russell Investments; Federal Reserve

economic conditions. The strong demand drove prices for many defensive stocks to "full value" at a quicker pace than for many cyclical stocks.

As the market rally continued into the second quarter, these defensive stocks took a back seat to cyclical investments. Stocks that offered better opportunities for price appreciation, but more exposure to market volatility became popular as investors assumed greater risk. In particular, the Consumer Discretionary, Energy and Industrials sectors were performance standouts as these sectors benefitted from growing demand for their goods and services.

Many companies also began to realize the benefits of capital investments made over the past two or three years. Productivity initiatives; investments in equipment, products and services; and acquisitions had positioned these firms for periods of modest economic growth and for better economic times. Financially strong, well-managed companies were, in many cases, able to increase market share at the expense of those that lacked the financial resources or management foresight to improve their market position.

During the first six months of 2013, the improving economic conditions and the outstanding growth in many of our stocks provided strong performance in our equity Funds. Performance information and a more detailed review of the investment strategies for each of our equity Funds is provided in the portfolio discussions and financial statements.

Fixed Income Investment Review

Market activity prompted the 10-year Treasury rate to rise above 2.5% during the quarter. Rates rose in response to improved global economic and political outlooks, rising investor confidence and attractive equity markets which encouraged the migration from "safe havens" to potentially more rewarding investments. The jump in interest rates resulted in principal losses for some bond holders who waited too long to respond to the shifting environment. Several benchmark indices reported losses for the quarter: the Barclays Capital U.S. Intermediate Corporate Bond Index fell approximately 1.8%; the Barclays Capital U.S. Intermediate Treasury Bond Index fell approximately 1.2%.

For bond fund managers, the enormous cash inflows of the past several years have been a conundrum. The extraordinary demand by investors for the safety of U.S. Treasuries or high-quality corporate bonds resulted in record-low yields and correspondingly high prices. Still, the money for longer-term and higher risk bonds poured in; as rates continued to fall, bond prices, and performance, rose. The scenario exposed the investment risk of ignoring the strategy by central banks around the world; their policies sought to maintain low interest rates to motivate investors to take on more risk by investing in hard assets such as equities, real estate and commodities.

When interest rates started to rise, somewhat unexpectedly, the long "bull market" for bonds turned into a "bear market"; real losses began to mount. Redemptions in bond funds quickened; in June, investors redeemed over $61.7 billion. In the absence of interested buyers, the market for longer-term and higher risk bonds suddenly became depressed; portfolio managers were forced to sell bonds at significant losses.

Since the "Great Recession," our fixed income strategy has been to own primarily shorter-term, investment-grade bonds (that mature in 2-3 years). Shorter-term bonds reduce exposure to risk while providing greater principal protection as rates rise. We employed

Message

from the chairman continued

this strategy as we believed interest rates would rise as a result of an improving economy and the Fed's stimulus programs. The discipline of adhering to this investment strategy was challenging as global fiscal crises kept interest rates low for an extended period of time.

We anticipate that interest rates will be volatile in the short-term as investors attempt to predict the timing of the "tapering" of the Fed's quantitative easing, and also in response to market and economic forces. If the U.S. economy continues to grow modestly, the Fed's bond buyback program tapers, and the European economy picks up, interest rates will rise.

Looking Ahead

For the first time in several years, the equity markets experienced a strong rally in the first quarter followed by modest growth in the second quarter. However, this was offset by the upheaval in other asset classes, including Treasuries, gold, and certain international markets. Investors seem to have settled on U.S. listed stocks as the investment vehicle of choice for the near-to-medium-term. The underlying logic is sound: the domestic economy is slowly yet steadily growing; employers are adding to payrolls; and inflation remains subdued. Housing, in particular, has been a bright spot. The industry has important spillover benefits for consumer confidence, construction activity, furniture and appliance sales, and ancillary services. Indeed, a real estate led recovery could have a prolonged positive effect on the economy and stocks.

In our recent conversations with company management teams, most executives pointed to improved prospects for the second half of the year. The first six months, they explain, were beset by various challenges including unfavorable weather comparisons; the delayed tax returns which disrupted seasonal spending patterns; and confidence-sapping debates over fiscal "sequestration."

Economic conditions are attractive for further equity market appreciation. Still, as always, challenges remain. Most prominently are concerns about the timing of the Fed's "tapering" of QE3. Market volatility is likely to increase in response to comments by the Fed related to its timing considerations. We believe that a gradual reduction of the Fed's extraordinary monetary policies is fully compatible with the sustained improvements in the underlying economy.

Europe is beginning to show signs of recovery; even so, the region's limited success in adopting more pro-growth policies and the severity of the financial crisis will likely inhibit any significant growth in the short-to-medium-term. Nevertheless, the pent-up demand for goods and services will provide a stimulus once corporations and consumers gain confidence that the outlook is improving. Japan and China are beginning to reveal strategies to encourage strong consumer demand and less reliance on exports or dependence on government projects. Developing nations such as Brazil and India continue to struggle with protectionist policies that are unappealing to foreign investors. The challenge for all countries is to develop policies that will enable them to be competitive in a global market.

The U.S. equity markets' last sustained bull market over several quarters was in 2003-04; many investors may not remember that period. Investor optimism seems to be improving despite a nagging memory of the recent five-year roller coaster ride. We believe that the equity markets will not only advance with global growth but also, and, more importantly, that the strong competitive positioning of many companies will deliver superior results over the near-to-medium-term. We recognize that market conditions and volatility will fluctuate over time; even so, our focus on building select portfolios of companies with strong growth potential should provide attractive investment returns for our shareholders.

Understandably, many investors are wary of the equities markets given the events of the past five years. Yet, however unsettling, investment strategies must learn from the past but yet have the foresight to anticipate investment opportunities, both positive or negative, as they develop. We believe that managing investment risk requires the ability to assess changing market and economic conditions to understand their likely impact. Maintaining a longer-term investment strategy that is disciplined yet adaptive is critical in navigating the markets' ebbs and flows.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest publicly traded companies of the Russell 3000® Index. The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Returns for the S&P 500® and Russell Indices assume the reinvestment of dividends. These indices are not available for direct investment.

Economic and performance information referenced is historical and past performance does not guarantee future results. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading intent on behalf of any Fund. Fund investments may change at any time.

Pacific Advisors

  Government Securities Fund

Fund Objective:  High current income, preservation of capital, and rising future income consistent with prudent investment risk.

Investment  Invests at least 80% of its assets in U.S. Government fixed income securities.
Strategy:  These include securities issued or guaranteed by the U.S. Treasury; issued by a U.S. Government agency; or issued by a Government-Sponsored Enterprise (GSE). May also invest in high quality dividend-paying common stocks.

Investor Profile:  Conservative. Income-focused; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2013		For the fiscal year ended December 31, 2012
			Net Expense Ratio	Expense Ratio
Class A	0.77%	Class A	3.12%	5.44%
Class C	0.45%	Class C	3.85%	6.29%
Barclays Capital U.S. Int T-Bond Index[1]	– 1.23%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  August 22, 2013

Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

For the first six months of 2013, Class A shares of the Fund returned 0.77% compared to – 1.23% for its benchmark, the Barclays Capital U.S. Intermediate T-Bond Index. In response to the slow economic recovery and the extended period of extraordinarily low interest rates, the Fund's investments were concentrated in short to intermediate-term bonds. This strategy provided price stability during periods of interest rate volatility and principal protection as interest rates began to rise.

During the period, the Fund's maintained an average duration of approximately 1 year; in contrast, the benchmark's average duration was 3.6 years. Duration measures a portfolio's sensitivity to interest rate movements; when interest rates increase by 1%, a portfolio with a 1-year duration would decline 1% while a portfolio with a 4-year duration would lose approximately 4%. The Fund's short average duration reflected our commitment to minimize exposure to interest rate risk.

1  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity. It is not possible to invest directly in the Index.

In the second quarter, interest rates rose quickly as investors responded to improved global economic and political outlooks and attractive equity market alternatives. The Fund was well-positioned for investors to seek higher returns in the equity market, and elsewhere, as they gained confidence in the economy. That is, the Fund's approach anticipated that demand for U.S. Treasuries would fall as investor sentiment improved. In the second quarter, the long-awaited investor migration from U.S. Treasuries began in earnest as interest rates on the benchmark 10-year U.S. Treasury Note rose from 1.86% to 2.52%. For conservative investors, the abrupt change challenged their presumption that U.S. government bonds were a "low-risk" investment. Many fixed income funds sought to maximize returns by investing in longer-term bonds or utilizing other higher-risk strategies such as leverage and options. Their investment strategies exposed the risk of the sudden jump in interest rates. In the absence of interested buyers for their long-term bond holdings, the prices for these bonds became depressed; portfolio managers were forced to sell long maturity bonds for significant losses.

Market Overview

Interest rates were somewhat volatile in the beginning of 2013 before rising abruptly in May and June. Rates increased relatively quickly on improved global economic and geopolitical outlooks, greater investor confidence and a rotation of capital from government securities to more attractive investments.

The Federal Reserve and central banks around the world have coordinated efforts to utilize monetary easing policies to provide a low interest rate economy. The banks sought to spur economic growth and lessen the impact of the lingering debt crises; ultimately, they sought to motivate investors to take on more risk by investing in hard assets such as equities, real estate and commodities. Those who chose to remain in cash or Treasuries would suffer with low yields.

Over the past several quarters, the accommodative policies were overshadowed by investors seeking U.S. Treasuries as "safe haven" investments in response to the European financial crisis and other economic and political events; as a result, investor preference for Treasuries kept rates exceptionally low. However, in early 2013, and in response to the improving outlook in Europe and continued growth in the U.S. economy, sentiment began to change. Investors began to shift assets from U.S. Treasuries into foreign bonds and equity investments in a search of higher investment returns.

In June, the Fed announced its intention to begin tapering the bond buyback program later in 2013 or early 2014. The decision would be based on achieving targets for economic growth and lower unemployment. In response to the Fed's announcement, and in combination with better-than-expected economic data, investors sold "safe haven" securities, including Treasuries and bond funds, in favor of investments that offered higher returns, such as equities. Also, more aggressive investors, who had taken advantage of low interest rates to maintain highly-leveraged bond portfolios, responded to the Fed's announcement; their actions to deleverage created additional losses.

The abrupt increase in interest rates hurt fixed income portfolios with longer-term maturities. During the extended period of record low interest rates, many fixed income investors poured money into longer-term bonds and high-yield bonds in search of higher yields. Bond fund managers were, in many situations, mandated to invest the massive inflows despite the risk of rising interest rates; alas, their "yield chasing" strategies did not anticipate the sudden, somewhat unexpected, rise in interest rates. Investors began selling to avoid further losses. Once the flood of redemptions began, the absence of buyers created a one-sided market; real losses began to mount.

These recent developments in the fixed income markets stress the importance of positioning a portfolio for events beyond the horizon; indeed, the Fund's portfolio has been primed to weather the transition from persistently low rates to one of rising rates.

The bond market appears to be entering its first bear market since 1994. The long bull market for bonds provided a sense of security for conservative investors; many were not prepared for the potential impact of higher interest rates. Additionally, the "Great Recession" created an aversion to equities which left few options for diversification. Perhaps these investors will warm to other strategies that will keep pace with inflationary trends and economic growth.

Pacific Advisors

  Government Securities Fund continued

Fund Strategy

Fixed Income Strategy

Attractive, risk-appropriate fixed income investments remained in limited supply. Shorter-term bonds provided limited yield while longer-term bonds carried a higher risk of principal loss. The Fund continued to utilize bonds maturing within one year and callable "step-up" government agency bonds. The yield on a "step-up" bond increases at fixed intervals over its lifetime. These securities are more likely than standard bonds to be called back by the issuing agencies; therefore, we expect step-up bonds to have shorter durations. Also, as interest rates increase, these bonds will hold their value better than fixed-rate government securities with similar maturities because of their higher rates. Shorter durations and call-back features provided the flexibility to reinvest assets in higher-yielding bonds as risk-appropriate opportunities arose.

Unlike some other government funds, the Fund does not use higher-risk strategies to enhance return. For example, the Fund does not purchase bonds with extended durations, utilize leveraging strategies or invest in mortgage-backed securities. Avoiding these riskier investment approaches was a significant factor in the Fund's ability to generate positive returns during the first six months of 2013.

Equity Positioning

The Fund invests a minor portion of its portfolio in high-quality, dividend-paying common stocks. Holdings focus on stocks that are relatively less sensitive to economic developments with attractive dividends and appreciation potential. These blue chip holdings help provide stability by offsetting price movements in the fixed income markets without significantly increasing the Fund's exposure to risk.

In the spring, we took advantage of the equity markets rally to trim positions in companies such as Microsoft, Safeway and 3M.2 Healthcare and Consumer Staples stocks, including Johnson & Johnson and Kimberly Clark, enjoyed strong gains during the period; also, 3M and McDonald's performed well as these stocks benefitted from increased consumer spending and economic growth.

At less than 17%, the equity positions in the Fund are a small percentage of the portfolio; yet, they have provided important price appreciation to offset the low interest rates on shorter-term U.S. Treasuries. We believe that the Fund's strategy of investing in high-quality equities has a lower risk than alternate strategies such as leverage, options or investing in mortgage-backed securities when the interest rates are likely to increase. We anticipate that, as interest rates rise and the Fund increases its investment in longer-term U.S. Treasuries, the allocation to equities may be reduced.

Looking Ahead

The Fed anticipates reducing its bond-buying program later this year or early in 2014. Chairman Ben Bernanke indicated that the Fed's decision to "taper" would be contingent on improving GDP growth rates and lower unemployment rates. In essence, the decision to reduce the buyback program is based on a stronger economy and is fully consistent with prior Fed policies. Investors, however, appear to have focused primarily on a tighter monetary policy rather than on the improving economy that would support a change in monetary policy. The Fed's expansionary policies will continue, albeit to a lesser degree over time.

We believe the markets are beginning a transitional phase with the expectation that interest rates will continue to rise. Improving domestic and global economic conditions, the Fed's tapering actions, economic reforms in Europe, and rising inflation will be among the catalysts for higher interest rates. In monitoring these developments, and interest rate movements, we seek to identify the opportunities to begin investing in bonds with longer maturities; until those opportunities develop, the Fund will continue to focus on shorter-term bonds with the flexibility to reinvest assets in more attractive securities.

Market conditions will determine how rapidly, and to what extent, interest rates will rise in the current interest rate cycle. Our investment strategy will monitor the changing market conditions; we expect to increase the Fund's investments in longer-term U.S. Treasuries to capture higher yields as the upward trend in interest rates nears a peak. In the near term, as rates rise, we will maintain our short-term investment strategy to reinvest in higher yielding shorter-term bonds to protect principal while capturing the higher yields that become available during this transitional period.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Portfolio Holdings as of 06/30/13 (Based on Total Investments)

1.	U.S. Government Agencies	83.32%
2.	Equities	16.56%
3.	Cash and Cash Equivalents	0.12%

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Expense Paid During Period 01/01/13 – 06/30/13
Government Secs Fund Class A
Actual	$1,000.00	$1,007.70	$17.07
Hypothetical (5% return before expense)	$1,000.00	$1,007.79	$17.08
Government Secs Fund Class C
Actual	$1,000.00	$1,004.51	$20.73
Hypothetical (5% return before expense)	$1,000.00	$1,004.12	$20.72

3  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 3.43% for Class A shares and 4.17% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2013		For the fiscal year ended December 31, 2012
			Net Expense Ratio	Expense Ratio
Class A	6.91%	Class A	2.68%	3.42%
Class C	6.41%	Class C	3.45%	4.20%
Barclays Capital U.S. Int Corp Bond Index[1]	– 1.82%
S&P 500® Index[2]	13.82%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers  August 22, 2013

Charles Suh, CFA
Jingjing Yan, CFA

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

During the first half of the year, interest rate volatility increased as interest rates rose; by late June, the 10-year U.S. Treasury rate surpassed 2.5% for the first time since August 2011. In previous reports, we have explained our more conservative investment strategy of owning shorter-term bonds in anticipation that interest rates would rise as economic conditions improved. Even though the financial crises in Europe and the slow pace of global economic growth extended the timeline, the Fund was well positioned as interest rates rose abruptly in the second quarter. For the period, Class A shares gained 6.91%. Notably, the Fund achieved this result with substantially less risk than the broader market, as evidenced by the Fund's one-year beta3 of 0.37, as of June 30th, versus the S&P 500® Index.

1  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

2  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Income and Equity Fund continued

Even though the Fund's fixed income portfolio and equity portfolio differ from their respective benchmarks, Fund performance is best viewed in comparison to a blend of the two benchmarks. Notably, the fixed income portion significantly outperformed the Barclays Capital U.S. Intermediate Corporate Bond Index; this outperformance enabled the Fund to also outperform the blended return (6.04%) of the Barclays Capital U.S. Intermediate Corporate Bond Index and the S&P 500® Index4. To manage interest rate risk, the Fund's fixed income holdings remained conservatively positioned in shorter-term investment grade bonds. The Fund's average maturity, at 3.4 years was considerably shorter than the 5.2 year average maturity of the Barclays Capital U.S. Intermediate Corporate Bond Index. Additionally, the Fund's equity portfolio is comprised of 30 to 40 high-quality, low volatility, dividend-paying stocks with stable growth patterns; in comparison, the S&P 500® Index is comprised of stocks with a broad range of size, quality, risk factors and volatility.

Fund Strategy

For some time, the Fund's investment strategy has been concentrated in intermediate-term, investment grade corporate bonds to protect principal and provide flexibility for rising interest rates. Additionally, the Fund, to compensate for historically low interest rates, selected a diverse portfolio of blue chip, dividend-paying stocks. This equity strategy has been critical to Fund performance during the unprecedented period of low interest rates as the dividend rates for many portfolio stocks were higher than the corresponding rates on the company's corporate bonds.

In the second quarter, interest rates rose dramatically in response to continued economic growth in the U.S. and Asia and the subsiding financial crises in Europe. As these events unfolded, investors began to leave the "safe haven" of U.S. Treasuries and corporate bonds in search of better investment returns. The rise in interest rates caught many fixed income investors off-guard. Long-term bondholders were especially hurt by the rate increases as bonds with longer maturities experienced greater price erosion than shorter-term bonds. As rates rose, redemptions in bonds and bond funds quickened; in the absence of interested buyers, the market for longer-term bonds became depressed; many investors, who were slow to respond, were forced to incur substantial losses. Much of this capital flowed to the U.S. equity markets as investors traded bonds for blue chip stocks with higher dividend rates and potential price appreciation. Monies also moved into the international fixed income markets as European bonds offered higher interest rates along with an improved sovereign debt risk.

The Fund's investment strategy successfully met the challenges of rising interest rates and the continued volatility of interest rates during the period. We actively manage the Fund's allocation to fixed income and equity investments to seek the best risk-appropriate opportunities for income and growth. Given the positive economic outlook, we raised the equity allocation from near 47% at the end of 2012 to 49%. The Fund's primary focus is to invest in investment grade corporate bonds, which we maintained in intermediate-term maturities of three to five years. Dividend yield and capital appreciation in the equity portfolio significantly contributed to the Fund's excellent performance during the period.

Fixed Income Strategy

The Fund's fixed income strategy shifted to a more offensive stance once interest rates began to rise. The Fund's use of short-to-intermediate-term, investment grade corporate bonds enabled the Fund to protect principal while providing flexibility to identify timely investment opportunities.

The Fund's fixed income strategy sought to protect principal by selecting shorter maturity bonds which are less susceptible to interest rate changes. For example, Genworth Financial, which has been a major player in the mortgage insurance business, suffered during the housing crisis.5 We believe that the company's fortunes will improve now that the housing market recovery is well underway. In February,

4  Blended return is calculated from the benchmark index returns based on ratio of equities and cash (50.3%) to fixed-income securities (49.7%) in the Fund's portfolio.

5  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

we chose to purchase a shorter maturity Genworth bond (3.5 years) while interest rates were still low. By May, the company's bonds were upgraded as their financial condition improved. So, even though interest rates had increased since the purchase, the shorter maturity and the rating increase enabled the Fund to protect principal and create the potential of further price appreciation in the bond.

The Fund's fixed income strategy also sought to capitalize on opportunities to purchase high-quality bonds at discounted rates based on economic conditions and/or company-specific situations. For example, in March, when rates were still below 2.0%, we purchased a Life Technologies intermediate-term corporate bond. The company was on the market; purchasers assumed that the sale would be structured as a leveraged buyout; if so, the firm would leverage its assets and borrow money to help pay for the sale. Not surprisingly, prices for Life Technologies bonds plummeted on fears of the increased risk. We evaluated the situation differently: after assessing various buyout scenarios, we purchased the bond at a substantial discount, with an expectation that the buyout would be financed with cash. Indeed, Fischer, a financially strong competitor, purchased the firm outright. In May, with the anticipation that interest rates would continue to move upwards, we chose to sell the bond to realize the large gain.

Finally, a key aspect of the Fund's fixed income strategy during the period was the use of callable bonds. Callable bonds are securities that can be bought back or "called" by the issuer, prior to maturity, at a defined price. Typically, the issuer pays a premium to the bondholder when the bond is called. We purchase callable bonds to seek potentially higher returns while preserving capital. For example, in February, when interest rates were low, we purchased a two-year callable bond issued by Wynn Las Vegas at an attractive price.

Equity Strategy

In seeking total return for shareholders, especially during periods of historically low interest rates, the Fund's equity holdings offer an important alternative to corporate bonds. The equity strategy focused on high-quality, well-established large cap companies across a wide array of industries. Each stock typically represents approximately one to two percent of the portfolio which enables the Fund to maintain diversification, reduce volatility and promote stability. Currently, the portfolio is concentrated in stocks of large cap companies in the Consumer Staples, Healthcare and Utilities sectors. These areas of the market are less sensitive to economic changes while providing the potential for price appreciation.

During the first half of 2013, equity investments continued to focus on blue chip companies with attractive dividends. Approximately two-thirds of equity holdings paid dividends in excess of 3.0%. Stocks paying a dividend rate over 4.5% included Vodafone, Duke Energy, Altria Group, Pitney Bowes and AT&T. Companies with a dividend over 3.5% included ConocoPhillips, Public Service Enterprise Group, Verizon, AbbVie, Xcel Energy, Waste Management, Dominion Resources and Intel.

The extended period of low interest rates called attention to the importance of the Fund's equity strategy. The efforts by the central banks around the globe to use low interest rates to spur growth set the stage for interest rates to rise. We believe that, against this backdrop and the improving global economy, this strategy enabled us to manage risk while generating meaningful investment returns. We anticipate reducing the Fund's equity position as interest rates increase over time.

Looking Ahead

Now that interest rates have started to rise, the questions become, "How high will they go?" and "Over what period will rates rise?" Certainly, continuing economic improvement will prompt the Federal Reserve to reduce or actually discontinue its bond purchasing program. Additionally, market forces associated with global economic growth will eventually drive interest rates higher and spur inflation. For many years, fixed income investments have served as a "safe haven" for conservative investors; indeed, the last bear market for bonds was almost twenty years ago. Now, investors, particularly conservative

Pacific Advisors

  Income and Equity Fund continued

investors, must reassess their investment strategies as the era of monetary easing winds down. During the transition period to higher interest rates, the Fund's investment strategy will continue to buy high-quality corporate bonds with shorter maturities. As these bonds mature, the Fund will then be able to reinvest at the prevailing higher interest rates.

The Fund will also seek to identify unusual market conditions which may temporarily provide opportunities to purchase individual corporate bonds at significant discounts. We anticipate that, when interest rates begin to peak, we will buy longer-term bonds to lock in yields; then, as interest rates begin another cycle, prices on longer-term bonds will appreciate as rates once again decline. This adaptive strategy enables the Fund to manage the risk of higher interest rates and gradually increase the yield and total return of the Fund. We believe that, regardless of how high rates eventually go, and how fast rates rise, the Fund is well positioned for unfolding economic and market conditions.

Portfolio Holdings as of 06/30/13 (Based on Total Investments)

1.	Corporate Bonds	49.70%
	Equities	48.83%
2.	Consumer Staples	7.73%
3.	Consumer Discretionary	6.78%
4.	Industrials	6.75%
5.	Information Technology	6.06%
6.	Utilities	5.95%
7.	Telecommunication Services	5.43%
8.	Health Care	5.11%
9.	Others	5.02%
10.	Preferred Stock	1.41%
11.	Cash and Cash Equivalents	0.06%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Expense Paid During Period 01/01/13 – 06/30/13
Income & Equity Fund Class A
Actual	$1,000.00	$1,069.12	$13.75
Hypothetical (5% return before expense)	$1,000.00	$1,011.50	$13.37
Income & Equity Fund Class C
Actual	$1,000.00	$1,064.10	$17.61
Hypothetical (5% return before expense)	$1,000.00	$1,007.74	$17.12

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.68% for Class A shares and 3.44% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade
Strategy:  U.S. corporate bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2013		For the fiscal year ended December 31, 2012
Class A	12.67%	Class A	3.30%
Class C	12.26%	Class C	4.02%
S&P 500® Index[1]	13.82%
Barclays Capital U.S. Int Corp Bond Index[2]	– 1.82%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers  August 22, 2013

Charles Suh, CFA
Jingjing Yan, CFA
Samuel C. Coquillard

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund enjoyed a strong start to 2013; Class A shares were up 12.67%. The Fund's blend of equity and fixed income securities suggests that its performance be viewed against a blend of its equity and fixed income benchmarks. Even so, the Fund's performance, on a risk-adjusted basis, compares favorably to the S&P 500® Index's 13.82% return; the Fund's one-year beta3, a measure of volatility, was just 0.78 as of June 30th, versus the S&P 500® Index. Meanwhile, the Barclays Capital U.S. Intermediate Corporate Bond Index was down – 1.82% for the same period. The disparate performance between the Fund and its benchmarks underscores the importance of our actively managed investment strategy for both equity and fixed income holdings.

The Fund's selection of equity holdings drove performance during the period. The strategic shift last year to diversify holdings to include growth-oriented mid-cap and small cap companies was well timed to

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in the Index.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

coincide with improvements in the economy and increased investor confidence in the equity markets. At the same time, the Fund's active fixed income strategy, which focused on investment grade corporate bonds with short-term maturities, was designed to blunt the impact of rising interest rates that occurred during the second quarter. The combined effect of these positioning decisions for both equity and fixed income holdings enabled the Fund to deliver impressive risk-adjusted returns.

Fund Strategy

The Fund is designed to enable conservative investors to participate in the equity markets with reduced risk. The portfolio combines equity holdings in well-established companies that offer attractive growth prospects and dividend income with investment grade corporate bonds that provide income and appreciation potential. The asset allocation is based on our identification of risk-appropriate investments in the context of the overall economic and market outlook. This approach enables the Fund to take advantage of specific growth opportunities while reducing price volatility.

The Fund continued to emphasize equity holdings during the period; at approximately 72%, the equity allocation remains near the high end of its historical range. This active positioning reflects our favorable economic outlook as well as our expectations that interest rates will continue to rise over the near-to-medium-term. The strong price appreciation of the Fund's equity holdings combined with the subdued performance of the fixed income market led to an unusually active period of rebalancing. The objective of these equity and fixed income reallocations was to maintain an appropriately conservative posture while continuing to utilize the equity and fixed income strategies to generate attractive risk-adjusted returns.

Equity Strategy

The Fund utilizes an "all-cap" equity strategy that focuses on high-quality, well managed companies with strong track records of growth. Large cap stocks, which represent approximately half of the Fund's equity holdings, are identified to provide a combination of stability and growth; mid-cap and small cap stocks, meanwhile, are selected primarily for their long-term growth prospects. During the period, the Fund's mid-cap and small cap positions outperformed the large cap holdings; importantly, and despite the Fund's increased allocation in mid-cap and small cap stocks in 2012, the Fund's one-year beta remained muted at just 0.78.

The Fund's equity holdings continued to be concentrated in cyclical areas of the market; these areas, including Industrials, Energy, and Consumer Discretionary, generally offer better opportunities for growth but are also typically more sensitive to economic developments and volatility. This tactical allocation reflects our favorable view of the economy as well as specific opportunities for individual companies. During the first half of the year, these holdings were outstanding performers. Shares of Wabtec, a train component manufacturer, rose as the company booked several large orders from customers in Africa and Australia.4 Hornbeck Offshore Services, which operates support vessels to drilling rigs, is fully participating in the resurgence of drilling activity in the Gulf of Mexico. And, Walt Disney stock hit record highs on a string of box office successes; solid performance at ABC and ESPN; and increased traffic at its theme parks and cruise lines.

Financials also gained impressively; investors concluded that financial institutions, especially those with significant commercial and industrial loan portfolios, stand to benefit as interest rates rise. Regional bank East West Bancorp will expand its interest income on lending activities. Deposit costs, meanwhile, are expected to remain low; the combination will result in a higher net interest margin. JPMorgan is likely to benefit from these same trends albeit to a lesser degree due to its broader focus and sizable mortgage refinancing business. The recent jump in rates is likely to negatively impact home loan refinancing activity in the near-term. Still, the bank is in a strong position to participate in medium-to-longer-term growth in the overall economy.

During the period, the Fund added two new positions: Helix Energy Solutions and Conn's. Helix operates drilling service rigs for the deepwater energy market. The company owns the most technologically advanced fleet of "workover rigs" which are designed to service and maintain oil and gas wells throughout their productive lives. Demand for these services is expected to grow significantly over the next decade.

4  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Balanced Fund continued

Conn's is an appliance and furniture retailer operating primarily in the southwestern U.S. The company has, over the past several years, transformed itself from a regional electronics outlet, in competition with the likes of Best Buy and Amazon.com, to a home furnishings destination offering a variety of big ticket items. The company's key advantage is its ability to cater to underserved, credit-needy consumers and offer delivery in a one-stop shopping environment.

Fixed Income Strategy

The Fund's fixed income strategy utilizes a "total return" approach which balances interest income and, depending on our interest rate outlook, principal protection or capital appreciation. During periods marked by historically low interest rates, such as in the current environment, the Fund is primarily focused on protecting the principal value of its fixed income holdings to limit the negative impact of rising interest rates. The low interest rate environment, and our expectation that rates were likely to rise, contributed to our decision to maintain the Fund's fixed income allocation near the lower end of its range.

The Fund was well positioned as interest rates increased sharply during the period; the yield on the U.S. 10-year Treasury Note, which stood at 1.78% at year-end, rose to 2.52% by June 30th. The Fund's concentration in short duration fixed income holdings helped limit the impact of lower prices as interest rates rose. Shorter maturities also enable the Fund to improve performance while closely monitoring opportunities to reinvest in higher yielding bonds as rates rise.

Another element of the Fund's strategy was to focus on high coupon, investment grade callable bonds. These securities can be bought back or "called" by the issuer, prior to maturity, at a defined price. Even if rates increase, these bonds are, because of their high coupon rates, more likely than non-callable bonds to be called; in the event the bonds are not called, they will pay above-market interest rates. For example, the Fund purchased bonds issued by Lear Corp. which matures in 2018 but can be called in March 2014. The bond provides a yield of 2.94% to the call date; if the bond is not called before then, it will provide a yield of 5.74% to maturity. The Fund also utilized floating rate bonds, whose coupons automatically adjust to market-based interest rates; income from these bonds will increase as interest rates rise.

Looking Ahead

The rising rate environment highlights the importance of an actively managed investment approach that can respond appropriately and timely to a changing market and interest rate conditions. Accordingly, the Fund's fixed income strategy will adapt its approach even as the Fund anticipates that interest rates will continue to rise. Importantly, interest rates may become increasingly volatile; as opportunities arise, the Fund expects to invest in bonds of fundamentally strong companies at discounted prices. Holdings in shorter-term bonds, meanwhile, will enable us to manage interest rate risk while selectively identifying reinvestment opportunities. We expect interest rates to rise; if so, we will purchase higher yielding bonds; if, or when, rates decline, we expect to realize capital appreciation or benefit from higher yields. We anticipate that when interest rates near a peak in the interest rate cycle, we would begin to purchase longer-term bonds to lock in higher yields.

We believe the economy has entered a sustainable growth trajectory; accordingly, we continue to identify compelling equity opportunities in economically sensitive areas of the market. Continued economic growth in the U.S., and the expectation of a European recovery later this year, should benefit many of the Fund's holdings. For example, deepwater oilfields represent some of the most attractive resource prospects. The fortunes of companies that cater to this market, such as Helix and National Oilwell Varco, should rise in tandem with the industry. The domestic trucking market is also attractive: Navistar International, which manufactures commercial trucks, and Cummins, which makes engines for Navistar, should benefit as truck sales increase with the improving economy. And, consumer spending is poised to strengthen as the housing and labor markets continue to recover. Sales trends for Conn's and apparel company PVH should strengthen as a result.

Global economic conditions are modestly improving; these conditions should enable the equity markets to build on recent gains. Further, market appreciation will act as a catalyst over the near-to-intermediate-term for higher fixed income yields. We believe the Fund is well positioned to benefit from these improving market conditions.

Portfolio Holdings as of 06/30/13 (Based on Total Investments)

	Equities	71.55%
1.	Industrials	29.18%
2.	Energy	12.40%
3.	Consumer Discretionary	10.94%
4.	Financials	6.98%
5.	Information Technology	6.65%
6.	Consumer Staples	5.40%
7.	Corporate Bonds	28.39%
8.	Cash and Cash Equivalents	0.06%

Pacific Advisors

  Balanced Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Expense Paid During Period 01/01/13 – 06/30/13
Balanced Fund Class A
Actual	$1,000.00	$1,126.68	$17.35
Hypothetical (5% return before expense)	$1,000.00	$1,008.48	$16.38
Balanced Fund Class C
Actual	$1,000.00	$1,122.62	$21.31
Hypothetical (5% return before expense)	$1,000.00	$1,004.71	$20.13

4  Expenses are equal to the Fund's annualized expense ratio of 3.29% for Class A shares and 4.05% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500® Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2013		For the fiscal year ended December 31, 2012
			Net Expense Ratio	Expense Ratio
Class A	13.54%	Class A	2.61%	4.34%
Class C	13.15%	Class C	3.43%	5.15%
S&P 500® Index	13.82%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Manager  August 22, 2013

Samuel C. Coquillard

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

During the period, Class A shares returned 13.54% which was essentially consistent with the Fund's benchmark, the S&P 500® Index. The Fund focuses on 35 to 50 leading large cap stocks with long-term growth potential and lower price volatility. This more conservative approach to equity investing provided strong returns for shareholders in the first half of the year. Notably, the Fund achieved these returns while experiencing less volatility than the broader market as shown by the Fund's one-year beta2 of 0.92, as of June 30th, versus the Index. The Fund's focus on risk management and minimizing volatility typically results in outperformance during falling markets and underperformance during rising markets; yet, the Fund outperformed the Index on a risk-adjusted basis even as the equity markets rallied during the period.

1  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Large Cap Value Fund continued

Fund holdings that contributed to performance in the first half of the year included3:

•  MetLife profited from growth in each of its operating regions around the world, with higher premiums and fees supporting the insurance company's revenues. The company has targeted emerging markets to drive future business expansion.

•  MasterCard, the world's second largest payment network, benefitted from higher retail spending and increased credit card usage by consumers.

•  Honeywell's earnings grew on the strength of its automation and control-systems business which serves the commercial-construction industry; this segment helped to offset the underperformance of the company's aerospace unit.

•  Kraft Foods is focusing on becoming leaner by selling less profitable product lines. In the wake of the company's spinoff of its former snacks and candy businesses, the North American packaged food and beverage company is investing in marketing and product innovation to refresh its brand imaging.

Fund Strategy

The equity markets continued their upswing in the first half of the year as domestic and global economic improvements prompted a surge in investor confidence. Large cap stocks benefitted from both the upward trend of the broader market and from the exodus of capital from bonds and bond funds. During the first six months of the year, rising interest rates likely prompted some conservatively-oriented investors whose fixed income holdings were at risk of losing principal, to seek alternatives. Many looked to well-known, blue chip stocks with attractive dividends. We anticipate that, as interest rates continue to rise, investors will rotate significant amounts of capital from bonds into equities including the lower volatility stocks such as those in which the Fund invests.

The Fund's holdings center on mega-cap companies with strong business franchises, solid financials, dominant market positions, track records of steady growth and attractive dividends. Often, these companies are multi-national firms that benefit from global diversification. The Fund's weighted average market cap of $115 billion is significantly higher than the S&P 500® Index's average market cap of approximately $30 billion. Typically, the Fund's mega-cap holdings help protect against market volatility and reduce downside risk.

The Fund capitalized on the market's pronounced upswing in the first half of the year to lock in profits or rotate capital to stocks that offered better opportunities. The Fund trimmed positions in Northrop Grumman, Tyco, Expedia, Trip Advisor and Apple in order to add to "cyclical" stocks that would benefit from improving economic conditions. We increased positions in Industrials firms including Deere & Co., Timken, a global manufacturer and supplier of high-performance machinery, and SPX Corp., a global manufacturing and industrial equipment supplier; and Financials companies including Legg Mason and MetLife. The Fund's modest increase in exposure to these economically sensitive sectors translated into a modest increase the Fund's volatility. As discussed above, the Fund's beta, or measure of volatility, as of June 30th remained below the benchmark. Moreover, we continued to utilize dividend-paying stocks to boost total return. Companies paying dividends in excess of 3.0% included Intel, Kraft Foods, Clorox, Apple, Johnson & Johnson, McDonald's, Sysco, Procter & Gamble and General Electric.

Looking Ahead

We anticipate that multi-national companies will continue to benefit as economic conditions around the world improve. The Fund will continue to add to positions with strong international operations as markets outside of the U.S. regain strength. These mega-cap firms have the scale, broad geographic presences, diversified product lines and distribution channels that enable them to adapt their business strategies to manage changing economic conditions and focus on the strongest performing regions.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Continued domestic and global economic improvements could lead to strong performance for equity markets in the second half of the year. Nevertheless, challenges remain which could prompt periods of volatility. We anticipate that investors will increasingly rotate capital from fixed income securities into equities as the interest rate environment continues to trend upward. The Fund stands to benefit as conservatively oriented investors are more likely to prefer equity investments that are also consistent with the Fund's investment strategy. Leading large cap stocks continue to offer investment opportunities that appeal to the risk averse; that is, investments that seek to capture long-term growth potential with lower volatility and attractive dividends.

Portfolio Holdings as of 06/30/13 (Based on Total Investments)

	Equities	100.00%
1.	Consumer Staples	21.08%
2.	Industrials	19.69%
3.	Information Technology	17.52%
4.	Consumer Discretionary	16.04%
5.	Financials	15.09%
6.	Health Care	7.00%
7.	Energy	3.58%

Pacific Advisors

  Large Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Expense Paid During Period 01/01/13 – 06/30/13
Large Cap Value Fund Class A
Actual	$1,000.00	$1,135.40	$15.35
Hypothetical (5% return before expense)	$1,000.00	$1,010.41	$14.46
Large Cap Value Fund Class C
Actual	$1,000.00	$1,131.52	$19.29
Hypothetical (5% return before expense)	$1,000.00	$1,006.69	$18.16

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 2.90% for Class A shares and 3.65% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap® Index1.

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2013		For the fiscal year ended December 31, 2012
Class A	13.51%	Class A	4.19%
Class C	13.10%	Class C	4.95%
Russell Midcap® Index	15.45%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  August 22, 2013

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Fund Performance

The Fund remained oriented toward "cyclical" stocks which tend to be more sensitive to economic events; as a result, performance was solid in the steadily recovering global economy. Easy monetary policies implemented by central banks around the world along with the absence of major crises in the euro zone helped to support the rally in the equity markets. The Fund gained primarily on the strength of its Consumer Discretionary holdings.2 Consumers, in response to improved economic outlooks, have become more willing to spend; many holdings benefitted from their increased confidence. During the first half of the year, Class A shares of the Fund rose 13.51%; in comparison, the benchmark gained 15.45%. For the one-year period ended June 30th, Class A shares of the Fund returned 27.52% compared to the benchmark's return of 25.41%.

Video game retailer Gamestop, the Fund's top performer, appreciated an astounding 70+% in anticipation of new gaming platforms. The consoles, which will likely be available just before the holiday season, could significantly boost the company's earnings. As a promising indicator of sales potential, the pre-orders for one of the long-awaited consoles have already sold out at brick-and-mortar locations.

The automotive and truck market remains strong with accelerating sales activity. Lear, a leading global manufacturer of automotive seats, had impressive performance on growing auto sales in the U.S. Worldwide automotive parts supplier Dana Holding also gained on the healthy domestic and Asian auto markets. O'Reilly Automotive, which offers top quality products and services to both do-it-yourselfers and professionals, had similarly robust performance; the company should benefit from on-going sales opportunities as newer cars enjoy relatively longer life spans.

1  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Mid Cap Value Fund continued

Another Consumer Discretionary holding, PVH, having completed its acquisition of Warnaco toward the beginning of the year, is now one of the world's largest apparel companies. In addition to focusing on rebuilding Warnaco's Calvin Klein denim and underwear businesses, PVH is also investing in its supply chain, product design, marketing and staff. The company should reap the rewards of these investments as it continues to integrate the two franchises and its internal operations improve. The stock's solid gain reflects investors' confidence in the company's growth strategy.

The Fund's Energy holdings also performed well. We continue to believe that the Energy sector is a strong area in which to invest; the growing offshore drilling market is especially encouraging. Tidewater, a provider of offshore supply vessels to the offshore energy industry, gained due to increased offshore activity. The number of working rigs is a main driver of the company's business, and as the number of rigs worldwide increases further, Tidewater's revenues should grow meaningfully.

Industrials holdings had mixed performance in the first half of the year. Truck engine producer Navistar International recovered from a failed 2011 engine strategy; the company successfully launched new products in partnership with Cummins. Navistar also sold off certain assets and operations to maintain a healthy balance sheet. The stock outperformed as investors gained confidence with the company's on-time conversion to new truck engines and its ability to maintain strong cash balances during the transition. Chicago Bridge & Iron completed its acquisition of Shaw Group in the first quarter; the combined entity is a formidable global competitor in the engineering and construction industries. The company also had strong performance and is poised for additional sales and revenue growth as its joint operations strengthen and become more efficient. Mining equipment manufacturer Joy Global declined due to delayed projects and weakness in emerging markets. Nevertheless, the company's revenues should increase when these regions resume steady growth and development as global economic conditions improve.

Fund Strategy

Mid-cap companies offer unique advantages for long-term investors by combining the economies of scale typically enjoyed by large corporations with the strategic flexibility of smaller businesses. Our fundamental, bottom-up investment approach identifies companies with exceptional long-term growth prospects. The Fund's annualized 18% turnover rate as of June 30th was consistent with its five-year average annual turnover rate of 17%3 as of December 31, 2012.

The Fund focuses on businesses that are able to properly execute growth initiatives and understand how to effectively refine their operations. Such steps should enable these companies to solidify their roles as market leaders. Industrials holding Wabtec manufactures and services products for the rail industry including train locomotives and freight cars, along with electronic train-control systems. The company has positioned itself for expansion by acquiring numerous smaller businesses with complementary products and services. Demand should grow further as countries around the world invest in more advanced transportation infrastructure. Chesapeake Energy, the second largest natural gas producer, has undertaken an aggressive program to offset the impact of lower natural gas prices by selling non-core assets. The proceeds from these sales have reduced debt and should enable the company to expand its oil drilling business. And, Helix Energy, which provides various specialized services to the Energy industry, has sold certain of its non-core assets as well. The company plans on enhancing and expanding its core businesses of specialized deep sea well intervention and robotics.

During the period, the Fund added Industrials holding MRC Global, a leading global distributor of pipe, valve and fitting products and services to the energy and industrial markets. The company should benefit from its strong long-term relationships with blue chip oil companies as these major companies grow in the recovering economy. Recently, the company announced plans for a 2014 expansion of its Odessa, Texas facility into a regional distribution center; the company also announced its acquisition of a valve automation company Flow Control.

The Fund exited its positions in Xylem and Arch Coal. Xylem, a global water technology provider, has been facing challenges due to continued weakness in Europe and budget constraints related to certain public utilities and industrial projects. The second largest U.S. coal producer, Arch Coal, has suffered from

3  Annual turnover: 24% (2012); 12% (2011); 18% (2010); 21% (2009); and 12% (2008).

abundant natural gas supplies which have depressed coal prices. We determined that other investments, including MRC Global, offered more attractive near- and long-term opportunities. Also, Energy holding Lufkin Industries, which designs, manufactures, sells, and services oil field pumping units, will be acquired by General Electric; this acquisition was announced in the second quarter.

Looking Ahead

The Fund is positioned to benefit from the developing global economic recovery following the financial crisis in the U.S. and Europe. Many of the companies are well positioned in their particular industries; they have used their financial strength to pursue growth strategies which are still in the early stages of development. The Fund's investment strategy assumes a modest economic expansion which we believe will reward the well managed and financially strong companies.

Consistent with our investment strategy, we seek to invest long-term in well-managed companies with market leadership in their sector and company-specific advantages. We have described the growth opportunities of several Fund holdings. Even though many stocks performed well during the first six months of the year, we continue to identify undervalued companies that are still in the early stages of business expansion. We believe that these companies offer compelling investment opportunities; also, going forward, we anticipate that other investment opportunities for the Fund will emerge with the potential for significant price appreciation.

Portfolio Holdings as of 06/30/13 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	44.12%
2.	Consumer Discretionary	27.25%
3.	Energy	19.71%
4.	Materials	3.69%
5.	Financials	3.03%
6.	Consumer Staples	2.20%

Pacific Advisors

  Mid Cap Value Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Expense Paid During Period 01/01/13 – 06/30/13
Mid Cap Value Fund Class A
Actual	$1,000.00	$1,135.14	$21.76
Hypothetical (5% return before expense)	$1,000.00	$1,004.41	$20.43
Mid Cap Value Fund Class C
Actual	$1,000.00	$1,130.98	$25.68
Hypothetical (5% return before expense)	$1,000.00	$1,000.69	$24.11

3  Expenses are equal to the Fund's annualized expense ratio of 4.11% for Class A shares and 4.86% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies (i.e., with market caps of
Strategy:  up to $2 billion at the time of purchase). Generally invests a significant proportion of its assets in companies with market caps under $500 million at the time of purchase, which are often referred to as "micro-cap stocks."

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2013		For the fiscal year ended December 31, 2012
Class A	29.22%	Class A	2.71%
Class C	28.76%	Class C	3.45%
Class I	29.40%	Class I	2.63%
Russell 2000® Index[1]	15.86%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Rankings shown are for Class A shares; rankings for other share classes may be different. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger stocks.

Discussion with Portfolio Manager  August 22, 2013

George A. Henning

Please see the Chairman's Letter at the beginning of this Report for a detailed market and economic review as well as the Manager's general market outlook.

Pacific Advisors Small Cap Value Fund (A)
Lipper Small Cap Core Category Rank as of 06/30/13 based on total return
1 Year	1	out of 718 funds
3 Year	4	out of 625 funds
5 Year	199	out of 561 funds
10 Year	1	out of 338 funds

Fund Performance

The Fund significantly outperformed its benchmark during the first half of the year; Class A shares rose 29.22% compared to the benchmark's 15.86% gain. As of June 30, 2013, Class A shares of the Fund ranked #1 year-to-date, in the top 1% for one year and three years and #1 for ten years in the Lipper small cap core category based on total return. In addition, The Wall Street Journal ranked Class A shares of the Fund as the #3 diversified U.S. stock mutual fund2 based on its one-year

1  The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  Based on the 12-month returns of diversified U.S.-stock mutual funds with at least $50 million in assets and at least a three-year record. It excludes index funds, leveraged index funds and inverse leveraged index funds.

Pacific Advisors

  Small Cap Value Fund continued

total return and the #10 stock fund based on its ten-year total return. Reflecting its long-term investment approach, the Fund delivered these results with minimal turnover; the Fund's 6% annualized turnover rate as of June 30th was consistent with its five-year average annual turnover rate of 14%3 as of December 31, 2012.

The Fund's favorable stock selection was primarily responsible for the outperformance. In particular, the Fund's Energy and Consumer Discretionary holdings responded to company-specific growth initiatives and the continuing economic recovery.4 These results are consistent with our expectation that, over time, outperformance will be primarily attributed to strong stock selection and, secondarily, to sector allocation. An important component of our fundamental, bottom-up research process is the identification of companies in industries or sectors that offer attractive, long-term growth prospects.

Following a challenging 2012, Energy holdings rallied during the first half of the year. The reversal reflects improved investor confidence in the global economy and in the attractive prospects for energy exploration and production activities. In particular, deepwater offshore oilfield services rewarded long-term investors. Companies in this area benefit from multi-year contracts and, in certain locations, from significant competitive barriers to entry. Hornbeck Offshore Services operates support vessels to offshore drilling rigs; the company is fully participating in the resurgence of drilling activity in the Gulf of Mexico. Here, competition is limited by the Jones Act which requires that goods (and passengers) transported by water between U.S. ports be reserved for vessels that are U.S. built, owned, registered and staffed.

Parker Drilling, an offshore drilling contractor, also benefitted from strengthening conditions in the Energy markets. Improvements in the company's rental tools and barge drilling businesses helped drive earnings growth; we anticipate further gains as management repositions deepwater drilling rigs to more attractive geographies including Latin America. Similarly, investors rewarded Natural Gas Services for its steady performance and an expansion into oil and natural gas liquids. The company rents compressor units that are used in the production of natural gas and, increasingly, for the recapture of gas that escapes during the production of oil and natural gas liquids. The boom in domestic oil drilling activity has helped the business weather a downturn in natural gas production.

Within the Consumer Discretionary sector, Conn's resumed its stellar run; over the past two years, shares are up nearly 500%. The electronics and appliances retailer continues to add new stores as it successfully, and profitably, caters to underserved, credit-needy consumers. Strong auto production in the U.S. and early signs of recovery in Europe drove sales for auto parts supplier Gentherm. The company, already well known for its proprietary heated and cooled seats, recently expanded its product lines and operations following the 2011 acquisition of its largest competitor. Investors are also recognizing the compelling growth prospects of Bravo Brio Restaurant Group. The Italian eatery has taken a selective approach to geographic expansion; its first California locations are expected to open later this year.

Such strong outperformance demonstrates the strength of the Fund's positioning. During the period, holdings remained concentrated in cyclical sectors with the expectation that the domestic and international economies would continue to steadily improve. The Fund stands to benefit further as the global economy modestly improves and small cap companies attract greater investor interest.

Fund Strategy

The Fund employs a fundamental bottom-up investment approach to identify when high-quality, well-run companies with attractive growth prospects become undervalued. Periods of heightened market volatility often create opportunities to strategically invest in these companies for long-term appreciation. The Fund focuses on a limited number of stocks (approximately 29 holdings); a significant number of holdings are often micro-cap stocks. While these factors contribute to the Fund's above-average volatility, they are essential aspects of the Fund's successful long-term investment strategy. We note the Fund's relatively modest beta5 of 1.11, as of June 30th, in comparison to the Russell 2000® Index.

3  Annual turnover: 12% (2012); 9% (2011); 9% (2010); 17% (2009); and 23% (2008).

4  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

5  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

During the period, the Fund exited its profitable position in US Ecology. The company had performed well, but we determined that other Fund holdings presented more attractive opportunities for long-term gains. During the period, we added to the Fund's position in North American Energy Partners, a Canadian oilfield services contractor that owns a dominant position in the vast Alberta oil sands. As a result of cost-savings initiatives implemented last year by a new management team, the company is well-positioned to take advantage of increased activity in the region. The Fund also added to its position in Navistar International, a leading commercial truck manufacturer.

The Fund also took advantage of short-term price declines to add to existing holdings. Shares of industrial parts distributor DXP Enterprises sold off following a disappointing first quarter earnings report. We agreed with management's assessment that the shortfall was due to a temporary slowdown in certain energy markets and that long-term prospects remained bright. Team, an industrial maintenance company, also "missed" earnings estimates as a result of timing delays of certain large-scale projects. We added shares at depressed levels after investors pushed the stock down more than 25%.

EZCorp offers an instructive case study. Shares of the specialty finance company pulled back on fears that falling gold prices would severely impact earnings. Lower prices for the precious metal will, in the near-term, reduce loan volumes and profits from jewelry scrapping activities; but, the financing needs of EZCorp's core customers have not changed. Increasingly, customers are using merchandise as loan collateral. Moreover, the company offers an array of financing options including payday loans, installment loans, and auto title loans. Customers tend to migrate from one finance product to another so any reduction in one area is likely to be offset by another. Consequently, the perception that EZCorp's fortunes will falter due to the decline in gold prices exposes a fundamental misunderstanding of the company and the specialty finance industry.

Looking Ahead

In our recent conversations with company management teams, most executives pointed to improved prospects for the second half of the year. Most optimistic were companies with predominantly U.S. operations, especially in the Energy sector. For example, Darling International recently started production at its biodiesel plant, a joint venture with Valero Energy. The new facility will add a new revenue stream while also helping to offset the effects of commodity price volatility in its other operations. Meanwhile, Kirby's recent expansion into the coastal waterway transportation industry continues to gain market share; the boom in crude oil production is driving demand along the company's broad network of marine-based shipping routes.

An improving business climate should also aid companies that have recently introduced meaningful product innovations. Examples include Fund holdings Premiere Global Services which launched a next-generation virtual conferencing platform called iMeet, and Rochester Medical which introduced its well-received anti-infection catheters for the medical devices industry. These companies, having proven their products in the marketplace, could become acquisition targets by larger competitors. Meanwhile, industrial parts distributor DXP Enterprises continues to invest for the future; the company recently announced two acquisitions that will further expand the company's network of industrial parts and services.

Indeed, superior companies continue to improve internal operations to increase product and service efficiencies. Additionally, they are investing in growth strategies to strengthen their competitive positioning and sustain revenue growth. Furthermore, many of the investments made during the past two or three years are now contributing to revenues and earnings. We believe that these factors will continue to favor equities in the near-to-mid-term.

Pacific Advisors

  Small Cap Value Fund continued

Portfolio Holdings as of 06/30/13 (Based on Total Investments)

	Equities	99.39%
1.	Industrials	39.01%
2.	Consumer Discretionary	20.89%
3.	Energy	18.34%
4.	Financials	8.60%
5.	Consumer Staples	4.35%
6.	Telecommunication Services	3.50%
7.	Health Care	3.33%
8.	Materials	1.37%
9.	Cash and Cash Equivalents	0.61%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Expense Paid During Period 01/01/13 – 06/30/13
Small Cap Value Class A
Actual	$1,000.00	$1,292.21	$15.00
Hypothetical (5% return before expense)	$1,000.00	$1,011.70	$13.17
Small Cap Value Class C
Actual	$1,000.00	$1,287.60	$19.28
Hypothetical (5% return before expense)	$1,000.00	$1,007.93	$16.93
Small Cap Value Class I
Actual	$1,000.00	$1,294.04	$13.65
Hypothetical (5% return before expense)	$1,000.00	$1,012.89	$11.98

3  Expenses are equal to the Fund's annualized expense ratio of 2.64% for Class A shares, 3.40% for Class C shares and 2.40% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			1.59
HOTELS, RESTAURANTS & LEISURE
350	MCDONALD'S CORP.	34,650
		34,650	1.59
CONSUMER STAPLES			3.80
FOOD & STAPLES RETAILING
1,150	SAFEWAY INC.	27,209
		27,209	1.25
FOOD PRODUCTS
650	GENERAL MILLS INC.	31,545
		31,545	1.44
HOUSEHOLD PRODUCTS
250	KIMBERLY-CLARK CORP.	24,285
		24,285	1.11
ENERGY			1.36
OIL, GAS & CONSUMABLE FUELS
250	CHEVRON CORP.	29,585
		29,585	1.36
HEALTH CARE			1.46
PHARMACEUTICALS
300	ELI LILLY & CO.	14,736
200	JOHNSON & JOHNSON	17,172
		31,908	1.46
INDUSTRIALS			0.75
INDUSTRIAL CONGLOMERATES
150	3M COMPANY	16,403
		16,403	0.75
INFORMATION TECHNOLOGY			1.82
SOFTWARE
1,150	MICROSOFT CORP.	39,710
		39,710	1.82
TELECOMMUNICATION SERVICES			1.62
DIVERSIFIED TELECOM. SERVICES
1,000	AT&T INC.	35,400
		35,400	1.62

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			4.04
ELECTRIC UTILITIES
1,000	PPL CORP.	30,260
650	SOUTHERN CO.	28,685
		58,945	2.70
MULTI-UTILITIES
500	CONSOLIDATED EDISON INC.	29,155
		29,155	1.34
TOTAL COMMON STOCK (Cost: $266,461)		358,793	16.44
US GOVT SECURITIES
US GOVERNMENT AGENCY			82.74
US GOVERNMENT AGENCY
400,000	FEDERAL HOME LOAN MTG CORP. 2.25% 01/23/17	404,622
600,000	FEDERAL HOME LOAN MTG CORP. 3.00% 08/08/19	601,439
100,000	FEDERAL HOME LOAN BANK 1.375% 05/28/14	101,047
100,000	FEDERAL HOME LOAN BANK 0.19% 06/26/14	99,961
100,000	FEDERAL HOME LOAN BANK 0.65% 04/30/15	100,352
200,000	FEDERAL HOME LOAN BANK 1.00% 02/21/19 STEP	197,363
200,000	FEDERAL HOME LOAN BANK 2.00% 02/16/21 STEP	200,397
50,000	FEDERAL NATL MTG ASSOC. 0.50% 09/25/15	49,968
50,000	FEDERAL NATL MTG ASSOC. 2.00% 08/19/16	50,110
		1,805,260	82.74
TOTAL US GOVT SECURITIES (Cost: $1,808,740)		1,805,260	82.74
SHORT TERM INVESTMENTS
MONEY MARKET			0.12
2,547	UMB MONEY MARKET FIDUCIARY	2,547
		2,547	0.12
TOTAL SHORT TERM INVESTMENTS (Cost: $2,547)		2,547	0.12
TOTAL INVESTMENT IN SECURITIES (Cost: $2,077,747)		2,166,600	99.30
OTHER ASSETS LESS LIABILITIES		15,163	0.70
TOTAL NET ASSETS		2,181,763	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			6.76
DISTRIBUTORS
1,750	GENUINE PARTS CO.	136,623
		136,623	1.52
HOTELS, RESTAURANTS & LEISURE
1,650	MCDONALD'S CORP.	163,350
		163,350	1.81
LEISURE EQUIPMENT & PRODUCTS
3,500	MATTEL INC.	158,585
		158,585	1.76
MEDIA
2,400	OMNICOM GROUP INC.	150,888
		150,888	1.67
CONSUMER STAPLES			7.71
BEVERAGES
4,000	COCA-COLA CO.	160,440
		160,440	1.78
FOOD & STAPLES RETAILING
4,000	SYSCO CORP.	136,640
2,200	WAL-MART STORES INC.	163,878
		300,518	3.33
HOUSEHOLD PRODUCTS
1,900	PROCTER & GAMBLE CO.	146,281
		146,281	1.62
TOBACCO
2,500	ALTRIA GROUP INC.	87,475
		87,475	0.97
ENERGY			3.27
ENERGY EQUIPMENT & SERVICES
2,000	SCHLUMBERGER LTD	143,320
		143,320	1.59
OIL, GAS & CONSUMABLE FUELS
2,500	CONOCOPHILLIPS	151,250
		151,250	1.68

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			5.10
PHARMACEUTICALS
3,500	ABBVIE INC.	144,690
1,750	JOHNSON & JOHNSON	150,255
4,361	PFIZER INC.	122,152
1,375	ZOETIS INC.	42,469
		459,565	5.10
INDUSTRIALS			6.73
AEROSPACE & DEFENSE
1,750	HONEYWELL INT'L INC.	138,845
		138,845	1.54
AIR FREIGHT & LOGISTICS
750	UNITED PARCEL SERVICE INC. B	64,860
		64,860	0.72
COMMERCIAL SERVICES & SUPPLIES
7,000	PITNEY BOWES INC.	102,760
4,000	WASTE MANAGEMENT INC.	161,320
		264,080	2.93
INDUSTRIAL CONGLOMERATES
6,000	GENERAL ELECTRIC CO.	139,140
		139,140	1.54
INFORMATION TECHNOLOGY			6.04
COMMUNICATIONS EQUIPMENT
7,000	CISCO SYSTEMS INC.	170,170
		170,170	1.89
IT SERVICES
1,300	AUTOMATIC DATA PROCESSING INC.	89,518
		89,518	0.99
SEMICONDUCTORS & EQUIPMENT
5,000	INTEL CORP.	121,100
		121,100	1.34
SOFTWARE
4,750	MICROSOFT CORP.	164,018
		164,018	1.82

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MATERIALS			1.75
CHEMICALS
3,000	DUPONT DE NEMOURS & CO.	157,500
		157,500	1.75
TELECOMMUNICATION SERVICES			5.41
DIVERSIFIED TELECOM. SERVICES
4,750	AT&T INC.	168,150
3,500	VERIZON COMMUNICATIONS INC.	176,190
		344,340	3.82
WIRELESS TELECOM. SERVICES
5,000	VODAFONE GROUP PLC	143,700
		143,700	1.59
UTILITIES			5.94
ELECTRIC UTILITIES
2,000	DUKE ENERGY CORP.	135,000
		135,000	1.50
MULTI-UTILITIES
2,500	DOMINION RESOURCES INC.	142,050
4,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	130,640
4,500	XCEL ENERGY INC.	127,530
		400,220	4.44
TOTAL COMMON STOCK (Cost: $3,493,072)		4,390,785	48.71
CORPORATE BOND
CONSUMER DISCRETIONARY			4.80
HOTELS, RESTAURANTS & LEISURE
100,000	INTL GAME TECHNOLOGY 7.50% 06/15/19	115,772
100,000	WYNDHAM WORLDWIDE 2.95% 03/01/17	101,213
100,000	WYNN LAS VEGAS LLC 7.75% 08/15/20	111,040
		328,025	3.64
HOUSEHOLD DURABLES
100,000	MDC HOLDINGS INC. 5.375% 12/15/14	104,672
		104,672	1.16
ENERGY			2.39
ENERGY EQUIPMENT & SERVICES
100,000	SESI LLC 6.375% 05/01/19	103,250
100,000	WEATHERFORD BERMUDA 6.00% 03/15/18	112,296
		215,546	2.39

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
FINANCIALS			19.52
CAPITAL MARKETS
95,000	GOLDMAN SACHS GROUP 5.00% 10/01/14	99,188
100,000	GOLDMAN SACHS GROUP INC. 08/26/20 FLOAT	98,677
100,000	JANUS CAPITAL GROUP INC. 6.70% 06/15/17	111,658
100,000	JEFFERIES GROUP INC. 5.125% 04/13/18	104,500
100,000	MORGAN STANLEY 09/30/17 FLOAT	102,977
		517,000	5.73
CONSUMER FINANCE
106,000	HSBC 11/10/13 FLOAT	105,188
		105,188	1.17
DIVERSIFIED FINANCIAL SERVICES
100,000	BANK OF AMERICA 09/28/20 FIX-FLOAT	97,181
100,000	ICAHN ENTERPRISES 7.75% 01/15/16	103,250
100,000	JPMORGAN CHASE & CO. 09/01/15 FLOAT	100,033
100,000	NASDAQ OMX GROUP 5.25% 01/16/18	107,355
		407,818	4.52
INSURANCE
100,000	AMERICAN INT'L GROUP 4.25% 09/15/14	103,704
115,000	GENWORTH FINANCIAL INC. 8.625% 12/15/16	136,072
100,000	PRUDENTIAL FINANCIAL INC. 11/02/20 FLOAT	101,510
		341,286	3.79
REAL ESTATE INVESTMENT TRUSTS
50,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	51,989
105,000	HOSPITALITY PROPERTIES TRUST 6.70% 01/15/18	116,856
100,000	HRPT PROPERTIES 6.25% 08/15/16	107,348
100,000	PROLOGIS 6.25% 03/15/17	111,621
		387,813	4.30
HEALTH CARE			2.32
HEALTH CARE PROVIDERS & SERVICES
100,000	SENIOR HOUSING PROP TRUST 4.30% 01/15/16	103,648
		103,648	1.15
PHARMACEUTICALS
100,000	HOSPIRA INC. 6.40% 05/15/15	105,857
		105,857	1.17

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INDUSTRIALS			7.16
AIRLINES
50,000	SOUTHWEST AIRLINES CO. 5.25% 10/01/14	52,339
		52,339	0.58
BUILDING PRODUCTS
104,000	MASCO CORP. 4.80% 06/15/15	106,600
115,000	OWENS CORNING INC. 9.00% 06/15/19	141,190
		247,790	2.75
MACHINERY
100,000	CNH AMERICA LLC 7.25% 01/15/16	108,500
100,000	HARSCO CORP. 5.75% 05/15/18	107,013
115,000	JOY GLOBAL INC. 6.00% 11/15/16	130,005
		345,518	3.83
INFORMATION TECHNOLOGY			4.70
COMPUTERS & PERIPHERALS
80,000	LEXMARK INT'L INC. 6.65% 06/01/18	87,196
		87,196	0.97
ELECTRONIC EQUIPMENT & INSTRUMENTS
102,000	ARROW ELECTRONICS INC. 6.875% 06/01/18	116,897
100,000	INGRAM MICRO INC. 5.25% 09/01/17	106,348
100,000	JABIL CIRCUIT INC. 7.75% 07/15/16	113,250
		336,495	3.73
MATERIALS			4.83
METALS & MINING
50,000	ARCELORMITTAL USA INC. 6.50% 04/15/14	51,877
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	107,250
150,000	RELIANCE STEEL & ALUMINUM 6.20% 11/15/16	167,477
		326,604	3.62
PAPER & FOREST PRODUCTS
100,000	DOMTAR CORP. 7.125% 08/15/15	108,479
		108,479	1.20
TELECOMMUNICATION SERVICES			1.53
DIVERSIFIED TELECOM. SERVICES
133,588	BELLSOUTH TELECOM. 6.30% 12/15/15	138,239
		138,239	1.53

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
UTILITIES			2.32
ELECTRIC UTILITIES
95,000	CLEVELAND ELECTRIC ILLUMINATING 5.70% 04/01/17	104,679
		104,679	1.16
MULTI-UTILITIES
100,000	OGE ENERGY CORP. 5.00% 11/15/14	104,587
		104,587	1.16
TOTAL CORPORATE BOND (Cost: $4,416,738)		4,468,779	49.57
PREFERRED STOCK
FINANCIALS			1.40
DIVERSIFIED FINANCIAL SERVICES
2,000	BANK OF AMERICA 7.25% PFD	50,900
		50,900	0.56
INSURANCE
3,000	METLIFE INC. 6.50% PFD	75,840
		75,840	0.84
TOTAL PREFERRED STOCK (Cost: $125,000)		126,740	1.40
SHORT TERM INVESTMENTS
MONEY MARKET			0.06
5,423	UMB MONEY MARKET FIDUCIARY	5,423
		5,423	0.06
TOTAL SHORT TERM INVESTMENTS (Cost: $5,423)		5,423	0.06
TOTAL INVESTMENT IN SECURITIES (Cost: $8,040,232)		8,991,727	99.74
OTHER ASSETS LESS LIABILITIES		23,289	0.26
TOTAL NET ASSETS		9,015,016	100.00

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			11.00
HOTELS, RESTAURANTS & LEISURE
1,900	MCDONALD'S CORP.	188,100
		188,100	1.98
MEDIA
3,600	WALT DISNEY CO.	227,340
		227,340	2.39
SPECIALTY RETAIL
4,000	CONN'S INC.*	207,040
1,650	O'REILLY AUTOMOTIVE INC.*	185,823
		392,863	4.13
TEXTILES, APPAREL & LUXURY GOODS
1,900	PVH CORP.	237,595
		237,595	2.50
CONSUMER STAPLES			5.43
BEVERAGES
2,000	COCA-COLA CO.	80,220
		80,220	0.84
FOOD & STAPLES RETAILING
3,400	CVS CAREMARK CORP.	194,412
3,250	WAL-MART STORES INC.	242,093
		436,505	4.59
ENERGY			12.47
ENERGY EQUIPMENT & SERVICES
5,500	HALLIBURTON CO.	229,460
7,500	HELIX ENERGY SOLUTIONS GROUP INC.*	172,800
3,000	HORNBECK OFFSHORE SERVICES INC.*	160,500
3,100	NATIONAL OILWELL VARCO INC.	213,590
1,500	OIL STATES INT'L INC.*	138,960
4,750	TIDEWATER INC.	270,608
		1,185,918	12.47
FINANCIALS			7.02
COMMERCIAL BANKS
7,500	EAST WEST BANCORP INC.	206,250
		206,250	2.17

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
CONSUMER FINANCE
3,000	AMERICAN EXPRESS CO.	224,280
		224,280	2.36
DIVERSIFIED FINANCIAL SERVICES
4,500	JPMORGAN CHASE & CO.	237,555
		237,555	2.49
INDUSTRIALS			29.34
AIR FREIGHT & LOGISTICS
2,250	UNITED PARCEL SERVICE INC. B	194,580
		194,580	2.05
COMMERCIAL SERVICES & SUPPLIES
3,000	TEAM INC.*	113,550
		113,550	1.19
CONSTRUCTION & ENGINEERING
4,500	CHICAGO BRIDGE & IRON CO. N.V.	268,470
		268,470	2.82
INDUSTRIAL CONGLOMERATES
8,500	GENERAL ELECTRIC CO.	197,115
		197,115	2.07
MACHINERY
2,000	CUMMINS INC.	216,920
7,500	NAVISTAR INT'L CORP.*	208,200
4,000	WABTEC CORP.	213,720
5,000	XYLEM INC.	134,700
		773,540	8.13
MARINE
3,250	KIRBY CORP.*	258,505
		258,505	2.72
ROAD & RAIL
8,750	CSX CORP.	202,913
2,500	GENESEE & WYOMING INC.*	212,100
1,900	KANSAS CITY SOUTHERN	201,324
		616,337	6.48
TRADING COMPANIES & DISTRIBUTORS
2,750	DXP ENTERPRISES INC.*	183,150
4,250	TAL INT'L GROUP INC.	185,173
		368,323	3.87

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			6.69
COMMUNICATIONS EQUIPMENT
3,750	QUALCOMM INC.	229,050
		229,050	2.41
COMPUTERS & PERIPHERALS
1,000	INT'L BUSINESS MACHINES CORP.	191,110
		191,110	2.01
SOFTWARE
6,250	MICROSOFT CORP.	215,813
		215,813	2.27
TOTAL COMMON STOCK (Cost: $4,942,592)		6,843,017	71.95
CORPORATE BOND
CONSUMER DISCRETIONARY			2.21
AUTO COMPONENTS
88,000	LEAR CORP. 7.875% 03/15/18	93,940
		93,940	0.99
MEDIA
100,000	WASHINGTON POST CO. 7.25% 02/01/19	116,411
		116,411	1.22
ENERGY			2.91
OIL, GAS & CONSUMABLE FUELS
150,000	PEABODY ENERGY CORP. 7.375% 11/01/16	166,500
100,000	TESORO CORP. 9.75% 06/01/19	110,500
		277,000	2.91
FINANCIALS			14.94
CAPITAL MARKETS
100,000	JEFFERIES GROUP INC. 5.50% 03/15/16	107,500
161,000	MORGAN STANLEY 07/01/14 FLOAT	165,097
		272,597	2.87
CONSUMER FINANCE
150,000	FORD MOTOR CREDIT CO. 7.00% 04/15/15	162,617
155,000	HOUSEHOLD FINANCE CO. 09/15/13 FLOAT	155,961
		318,578	3.35

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
DIVERSIFIED FINANCIAL SERVICES
100,000	BANK OF AMERICA 07/28/17 FLOAT	100,214
100,000	ICAHN ENTERPRISES 8.00% 01/15/18	105,000
100,000	LEUCADIA NATIONAL CORP. 8.125% 09/15/15	112,125
150,000	NASDAQ OMX GROUP 5.25% 01/16/18	161,033
		478,372	5.03
INSURANCE
100,000	HARTFORD LIFE GLOBAL FUND 06/16/14 FLOAT	99,938
		99,938	1.05
REAL ESTATE INVESTMENT TRUSTS
140,000	HEALTH CARE REIT INC. 3.625% 03/15/16	146,799
100,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	103,977
		250,776	2.64
INDUSTRIALS			1.19
MACHINERY
100,000	CASE NEW HOLLAND INC. 7.875% 12/01/17	113,250
		113,250	1.19
INFORMATION TECHNOLOGY			4.70
COMPUTERS & PERIPHERALS
150,000	SEAGATE TECHNOLOGY 6.80% 10/01/16	166,125
		166,125	1.75
ELECTRONIC EQUIPMENT & INSTRUMENTS
100,000	JABIL CIRCUIT INC. 7.75% 07/15/16	113,250
		113,250	1.19
IT SERVICES
150,000	COMPUTER SCIENCES CORP. 6.50% 03/15/18	167,527
		167,527	1.76
MATERIALS			2.30
CHEMICALS
105,000	ALBEMARLE CORP. 5.10% 02/01/15	110,901
		110,901	1.17
METALS & MINING
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	107,250
		107,250	1.13

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
UTILITIES			0.30
INDEPENDENT POWER PRODUCERS & TRADERS
26,255	RELIANT ENERGY MID ATL 9.237% 07/02/17	28,815
		28,815	0.30
TOTAL CORPORATE BOND (Cost: $2,648,553)		2,714,730	28.55
SHORT TERM INVESTMENTS
MONEY MARKET			0.06
5,787	UMB MONEY MARKET FIDUCIARY	5,787
		5,787	0.06
TOTAL SHORT TERM INVESTMENTS (Cost: $5,787)		5,787	0.06
TOTAL INVESTMENT IN SECURITIES (Cost: $7,596,932)		9,563,534	100.56
OTHER ASSETS LESS LIABILITIES		(53,229)	(0.56)
TOTAL NET ASSETS		9,510,305	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			16.14
DISTRIBUTORS
1,000	GENUINE PARTS CO.	78,070
		78,070	1.48
HOTELS, RESTAURANTS & LEISURE
2,000	MCDONALD'S CORP.	198,000
		198,000	3.76
HOUSEHOLD DURABLES
1,350	BED BATH & BEYOND INC.*	95,715
		95,715	1.82
MEDIA
3,250	TIME WARNER INC.	187,915
		187,915	3.56
MULTILINE RETAIL
2,000	TARGET CORP.	137,720
		137,720	2.61
SPECIALTY RETAIL
3,750	LOWE'S COMPANIES INC.	153,375
		153,375	2.91
CONSUMER STAPLES			21.20
BEVERAGES
5,120	COCA-COLA CO.	205,363
		205,363	3.89
FOOD & STAPLES RETAILING
5,500	SYSCO CORP.	187,880
2,950	WAL-MART STORES INC.	219,746
		407,626	7.73
FOOD PRODUCTS
1,500	KRAFT FOODS GROUP INC.	83,805
2,700	MONDELEZ INT'L INC.	77,031
1,000	POST HOLDINGS INC.*	43,660
		204,496	3.88
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	192,475
1,300	THE CLOROX CO.	108,082
		300,557	5.70

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
ENERGY			3.60
OIL, GAS & CONSUMABLE FUELS
2,100	EXXON MOBIL CORP.	189,735
		189,735	3.60
FINANCIALS			15.18
CAPITAL MARKETS
4,000	LEGG MASON INC.	124,040
		124,040	2.35
COMMERCIAL BANKS
3,250	WELLS FARGO & CO.	134,128
		134,128	2.54
DIVERSIFIED FINANCIAL SERVICES
1,465	ING US INC.	39,643
		39,643	0.75
INSURANCE
2,400	AMERICAN INT'L GROUP INC.	107,280
2,000	BERKSHIRE HATHAWAY INC. B*	223,840
3,750	METLIFE INC.	171,600
		502,720	9.53
HEALTH CARE			7.04
HEALTH CARE PROVIDERS & SERVICES
2,000	CARDINAL HEALTH INC.	94,400
		94,400	1.79
PHARMACEUTICALS
1,500	ABBOTT LABORATORIES	52,320
2,615	JOHNSON & JOHNSON	224,524
		276,844	5.25
INDUSTRIALS			19.81
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	158,680
		158,680	3.01
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	98,580
1,200	UNITED PARCEL SERVICE INC. B	103,776
		202,356	3.84

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIAL CONGLOMERATES
9,200	GENERAL ELECTRIC CO.	213,348
		213,348	4.05
MACHINERY
1,400	DEERE & CO.	113,750
2,350	ILLINOIS TOOL WORKS INC.	162,550
1,250	SPX CORP.	89,975
1,850	TIMKEN CO.	104,118
		470,393	8.92
INFORMATION TECHNOLOGY			17.62
COMMUNICATIONS EQUIPMENT
6,500	CISCO SYSTEMS INC.	158,015
		158,015	3.00
COMPUTERS & PERIPHERALS
200	APPLE INC.	79,216
1,085	INT'L BUSINESS MACHINES CORP.	207,354
		286,570	5.43
IT SERVICES
220	MASTERCARD INC.	126,390
		126,390	2.40
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	135,632
		135,632	2.57
SOFTWARE
6,450	MICROSOFT CORP.	222,719
		222,719	4.22
TOTAL COMMON STOCK (Cost: $3,974,697)		5,304,448	100.59
TOTAL INVESTMENT IN SECURITIES (Cost: $3,974,697)		5,304,448	100.59
OTHER ASSETS LESS LIABILITIES		(30,977)	(0.59)
TOTAL NET ASSETS		5,273,471	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			27.32
AUTO COMPONENTS
13,000	DANA HOLDING CORP.	250,380
5,300	LEAR CORP.	320,438
		570,818	9.47
SPECIALTY RETAIL
7,800	GAMESTOP CORP. A	327,834
2,000	O'REILLY AUTOMOTIVE INC.*	225,240
7,300	PENSKE AUTOMOTIVE GROUP INC.	222,942
		776,016	12.87
TEXTILES, APPAREL & LUXURY GOODS
2,400	PVH CORP.	300,120
		300,120	4.98
CONSUMER STAPLES			2.21
BEVERAGES
2,900	DR PEPPER SNAPPLE GROUP INC.	133,197
		133,197	2.21
ENERGY			19.76
ENERGY EQUIPMENT & SERVICES
9,800	HELIX ENERGY SOLUTIONS GROUP INC.*	225,792
23,000	ION GEOPHYSICAL CORP.*	138,460
10,000	MITCHAM INDUSTRIES INC.*	167,800
4,700	TIDEWATER INC.	267,759
		799,811	13.27
OIL, GAS & CONSUMABLE FUELS
9,000	CHESAPEAKE ENERGY CORP.	183,420
12,000	DENBURY RESOURCES INC.*	207,840
		391,260	6.49
FINANCIALS			3.04
COMMERCIAL BANKS
9,000	CATHAY GENERAL BANCORP	183,150
		183,150	3.04
INDUSTRIALS			44.23
COMMERCIAL SERVICES & SUPPLIES
3,500	COPART INC.*	107,800
		107,800	1.79

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
CONSTRUCTION & ENGINEERING
5,400	CHICAGO BRIDGE & IRON CO. N.V.	322,164
6,000	KBR INC.	195,000
		517,164	8.58
MACHINERY
2,000	GRACO INC.	126,420
4,000	JOY GLOBAL INC.	194,120
10,500	NAVISTAR INT'L CORP.*	291,480
4,800	WABTEC CORP.	256,464
2,400	XYLEM INC.	64,656
		933,140	15.48
ROAD & RAIL
4,000	GENESEE & WYOMING INC.*	339,360
2,900	KANSAS CITY SOUTHERN	307,284
3,600	LANDSTAR SYSTEM INC.	185,400
		832,044	13.80
TRADING COMPANIES & DISTRIBUTORS
10,000	MRC GLOBAL INC.*	276,200
		276,200	4.58
MATERIALS			3.69
CHEMICALS
3,000	H.B. FULLER CO.	113,430
		113,430	1.88
METALS & MINING
7,400	COMMERCIAL METALS CO.	109,298
		109,298	1.81
TOTAL COMMON STOCK (Cost: $4,275,260)		6,043,448	100.25
TOTAL INVESTMENT IN SECURITIES (Cost: $4,275,260)		6,043,448	100.25
OTHER ASSETS LESS LIABILITIES		(14,936)	(0.25)
TOTAL NET ASSETS		6,028,512	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			20.96
AUTO COMPONENTS
300,000	GENTHERM INC.*	5,571,000
		5,571,000	4.20
HOTELS, RESTAURANTS & LEISURE
275,000	BRAVO BRIO RESTAURANT GROUP INC.*	4,900,500
		4,900,500	3.70
SPECIALTY RETAIL
145,000	CONN'S INC.*	7,505,200
195,000	RUSH ENTERPRISES INC.*	4,826,250
235,000	SONIC AUTOMOTIVE INC.	4,967,900
		17,299,350	13.05
CONSUMER STAPLES			4.37
FOOD PRODUCTS
310,000	DARLING INT'L INC.*	5,784,600
		5,784,600	4.37
ENERGY			18.39
ENERGY EQUIPMENT & SERVICES
122,000	HORNBECK OFFSHORE SERVICES INC.*	6,527,000
305,000	MATRIX SERVICE CO.*	4,751,900
266,000	MITCHAM INDUSTRIES INC.*	4,463,480
102,479	NATURAL GAS SERVICES GROUP*	2,407,232
635,000	NORTH AMERICAN ENERGY PARTNERS INC.*	2,686,050
440,000	PARKER DRILLING CO.*	2,191,200
		23,026,862	17.37
OIL, GAS & CONSUMABLE FUELS
654,500	INFINITY ENERGY RESOURCES INC.*	1,348,270
		1,348,270	1.02
FINANCIALS			8.63
COMMERCIAL BANKS
250,000	BBCN BANCORP INC.	3,555,000
170,000	EAST WEST BANCORP INC.	4,675,000
		8,230,000	6.21
CONSUMER FINANCE
190,000	EZCORP INC. A*	3,207,200
		3,207,200	2.42

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			3.33
HEALTH CARE EQUIPMENT & SUPPLIES
300,000	ROCHESTER MEDICAL CORP.*	4,419,000
		4,419,000	3.33
INDUSTRIALS			39.13
BUILDING PRODUCTS
165,595	INSTEEL INDUSTRIES INC.	2,901,224
		2,901,224	2.19
COMMERCIAL SERVICES & SUPPLIES
165,000	MOBILE MINI INC.*	5,469,750
140,000	TEAM INC.*	5,299,000
		10,768,750	8.13
CONSTRUCTION & ENGINEERING
405,000	FURMANITE CORP.*	2,709,450
		2,709,450	2.04
MACHINERY
170,000	NAVISTAR INT'L CORP.*	4,719,200
		4,719,200	3.56
MARINE
75,000	KIRBY CORP.*	5,965,500
		5,965,500	4.50
ROAD & RAIL
241,500	SAIA INC.*	7,237,755
930,000	VITRAN CORP. INC.*	6,082,200
		13,319,955	10.05
TRADING COMPANIES & DISTRIBUTORS
97,000	DXP ENTERPRISES INC.*	6,460,200
115,000	TAL INT'L GROUP INC.	5,010,550
		11,470,750	8.66
MATERIALS			1.38
METALS & MINING
130,000	SUNCOKE ENERGY INC.*	1,822,600
		1,822,600	1.38

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2013

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			3.51
DIVERSIFIED TELECOM. SERVICES
385,000	PREMIERE GLOBAL SERVICES INC.*	4,646,950
		4,646,950	3.51
TOTAL COMMON STOCK (Cost: $76,846,368)		132,111,161	99.70
SHORT TERM INVESTMENTS
MONEY MARKET			0.61
812,621	UMB MONEY MARKET FIDUCIARY	812,621
		812,621	0.61
TOTAL SHORT TERM INVESTMENTS (Cost: $812,621)		812,621	0.61
TOTAL INVESTMENT IN SECURITIES (Cost: $77,658,989)		132,923,782	100.31
OTHER ASSETS LESS LIABILITIES		(406,434)	(0.31)
TOTAL NET ASSETS		132,517,348	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2013

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Assets
Investment securities
At cost	$2,075,201	$8,034,809	$7,591,145
At fair value	$2,164,053	$8,986,305	$9,557,747
Cash or cash equivalent, at fair value	2,547	5,423	5,787
Accrued income receivable	14,761	66,533	45,127
Receivable for capital shares sold	-	-	303
Other assets	402	-	-
Total assets	2,181,763	9,058,261	9,608,964
Liabilities
Bank borrowings (Note 7)	-	-	-
Payable for investments purchased	-	-	-
Payable for fund shares redeemed	-	15,737	69,369
Accounts payable	-	23,908	25,690
Accounts payable to related parties (Note 3)	-	3,600	3,600
Total liabilities	-	43,245	98,659
Net Assets	$2,181,763	$9,015,016	$9,510,305
Summary of Shareholders' Equity
Paid in capital	2,311,829	8,621,538	6,688,881
Accumulated undistributed net investment income	-	2,223	5,510
Accumulated undistributed net realized gain (loss) on security transactions	(218,918)	(560,240)	849,312
Net unrealized appreciation of investments	88,852	951,495	1,966,602
Net assets at June 30, 2013	$2,181,763	$9,015,016	$9,510,305
Class A:
Net assets	$1,650,208	$7,143,693	$4,364,554
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	180,078	652,084	274,102
Net asset value and redemption price per share	$9.16	$10.96	$15.92
Maximum offering price per share	$9.62	$11.51	$16.89
Sales load	4.75%	4.75%	5.75%
Class C:
Net assets	$531,555	$1,871,323	$5,145,751
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	59,752	177,720	349,047
Net asset value and redemption price per share	$8.90	$10.53	$14.74
Class I:
Net assets	N/A	N/A	N/A
Shares authorized
Shares outstanding
Net asset value and redemption price per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$3,974,696	$4,275,260	$76,846,368
At fair value	$5,304,448	$6,043,448	$132,111,161
Cash or cash equivalent, at fair value	-	-	812,621
Accrued income receivable	8,015	2,205	5,085
Receivable for capital shares sold	6,000	-	222,109
Other assets	-	-	251
Total assets	5,318,463	6,045,653	133,151,227
Liabilities
Bank borrowings (Note 7)	30,263	2,863	-
Payable for investments purchased	-	-	241,998
Payable for fund shares redeemed	-	-	130,717
Accounts payable	14,729	10,678	244,100
Accounts payable to related parties (Note 3)	-	3,600	17,064
Total liabilities	44,992	17,141	633,879
Net Assets	$5,273,471	$6,028,512	$132,517,348
Summary of Shareholders' Equity
Paid in capital	3,963,112	5,900,366	81,936,045
Accumulated undistributed net investment income	-	-	384,446
Accumulated undistributed net realized gain (loss) on security transactions	(19,393)	(1,640,042)	(5,067,936)
Net unrealized appreciation of investments	1,329,752	1,768,188	55,264,793
Net assets at June 30, 2013	$5,273,471	$6,028,512	$132,517,348
Class A:
Net assets	$4,554,398	$5,088,491	$123,063,341
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	387,968	390,814	2,473,532
Net asset value and redemption price per share	$11.74	$13.02	$49.75
Maximum offering price per share	$12.46	$13.81	$52.79
Sales load	5.75%	5.75%	5.75%
Class C:
Net assets	$719,073	$940,021	$9,445,016
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	69,053	79,443	224,673
Net asset value and redemption price per share	$10.41	$11.83	$42.04
Class I:
Net assets	N/A	N/A	$8,991
Shares authorized			50,000,000
Shares outstanding			154
Net asset value and redemption price per share	N/A	N/A	$58.40

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the six months ended June 30, 2013

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Investment Income
Dividends	$6,786	$78,971	$55,123
Interest	3,604	83,327	58,915
Total investment income	10,390	162,298	114,038
Expenses
Investment management fees (Note 3)	7,051	32,454	37,809
Transfer agent fees (Note 3)	25,397	36,745	39,245
Fund accounting fees (Note 3)	11,387	25,098	29,239
Legal fees	1,565	6,058	7,058
Audit fees	1,381	5,915	6,207
Registration fees	9,113	13,847	13,107
Printing	759	3,029	3,529
Custody fees	3,425	4,081	4,569
Interest on borrowings	44	242	474
Director fees/meetings	651	2,596	3,025
Distribution and service (12b-1) fees (Note 3)	4,539	17,797	34,479
Other expenses	2,338	7,789	9,077
Total expenses, before fees waived	67,650	155,651	187,818
Less fees waived (Note 3)	28,651	32,454	-
Net expenses	38,999	123,197	187,818
Net Investment Income (Loss)	(28,609)	39,101	(73,780)
Net Realized and Unrealized Gain on Investments
Net realized gain on investments	8,637	87,674	566,525
Change in net unrealized appreciation on investments	35,655	388,280	729,479
Net realized and unrealized gain on investments	44,292	475,954	1,296,004
Net Increase in Net Assets Resulting from Operations	$15,683	$515,055	$1,222,224

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$57,697	$25,427	$245,386
Interest	1	-	20
Total investment income	57,698	25,427	245,406
Expenses
Investment management fees (Note 3)	18,742	29,286	426,434
Transfer agent fees (Note 3)	43,340	31,850	259,818
Fund accounting fees (Note 3)	14,695	16,986	289,546
Legal fees	3,499	4,100	79,601
Audit fees	3,403	3,969	76,961
Registration fees	11,495	14,057	39,801
Printing	1,749	2,050	39,801
Custody fees	3,587	3,702	14,746
Interest on borrowings	70	171	1,054
Director fees/meetings	1,499	1,757	34,115
Distribution and service (12b-1) fees (Note 3)	8,646	10,763	173,860
Other expenses	4,498	5,271	102,344
Total expenses, before fees waived	115,223	123,962	1,538,081
Less fees waived (Note 3)	40,342	-	-
Net expenses	74,881	123,962	1,538,081
Net Investment Income (Loss)	(17,183)	(98,535)	(1,292,675)
Net Realized and Unrealized Gain on Investments
Net realized gain on investments	176,868	17,457	1,894,175
Change in net unrealized appreciation on investments	460,619	796,036	26,710,808
Net realized and unrealized gain on investments	637,487	813,493	28,604,983
Net Increase in Net Assets Resulting from Operations	$620,304	$714,958	$27,312,308

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets (Unaudited)

	Government Securities Fund		Income and Equity Fund
	Six months ended June 30, 2013	Year ended December 31, 2012	Six months ended June 30, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(28,609)	$(50,660)	$39,101	$95,235
Net realized gain on investments	8,637	18,048	87,674	80,736
Change in net unrealized appreciation of investments	35,655	25,818	388,280	276,031
Increase (decrease) in net assets resulting from operations	15,683	(6,794)	515,055	452,002
From Distributions to Shareholders
Class A:
Net investment income	-	-	(34,618)	(81,090)
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	(2,688)	(13,903)
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income	-	-	-	-
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Decrease in net assets resulting from distributions	-	-	(37,306)	(94,993)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	142,128	149,450	3,863,055	1,705,496
Proceeds from shares purchased by reinvestment of dividends	-	-	33,638	83,930
Cost of shares repurchased	(174,622)	(827,998)	(1,924,610)	(2,865,303)
Increase (decrease) in net assets resulting from capital share transactions	(32,494)	(678,548)	1,972,083	(1,075,877)
Increase (decrease) in net assets	(16,811)	(685,342)	2,449,832	(718,868)
Net Assets
Beginning of period	2,198,574	2,883,916	6,565,184	7,284,052
End of period	$2,181,763	$2,198,574	$9,015,016	$6,565,184
Including undistributed net investment income	$-	$-	$2,223	$428

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Balanced Fund
	Six months ended June 30, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(73,780)	$(102,203)
Net realized gain on investments	566,525	1,099,436
Change in net unrealized appreciation of investments	729,479	218,807
Increase (decrease) in net assets resulting from operations	1,222,224	1,216,040
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(172,881)
Return of capital	-	-
Class C:
Net investment income	-	-
Net capital gains	-	(317,923)
Return of capital	-	-
Class I:	N/A	N/A
Net investment income	-	-
Net capital gains	-	-
Return of capital	-	-
Decrease in net assets resulting from distributions	-	(490,804)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	392,068	614,419
Proceeds from shares purchased by reinvestment of dividends	-	453,607
Cost of shares repurchased	(2,669,514)	(5,796,855)
Increase (decrease) in net assets resulting from capital share transactions	(2,277,446)	(4,728,829)
Increase (decrease) in net assets	(1,055,222)	(4,003,593)
Net Assets
Beginning of period	10,565,527	14,569,120
End of period	$9,510,305	$10,565,527
Including undistributed net investment income	$5,510	$5,510

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets (Unaudited)

	Large Cap Value Fund		Mid Cap Value Fund
	Six months ended June 30, 2013	Year ended December 31, 2012	Six months ended June 30, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(17,183)	$(13,252)	$(98,535)	$(163,981)
Net realized gain on investments	176,868	(27,786)	17,457	422,551
Change in net unrealized appreciation of investments	460,619	478,499	796,036	12,435
Increase (decrease) in net assets resulting from operations	620,304	437,461	714,958	271,005
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income	-	-	-	-
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Decrease in net assets resulting from distributions	-	-	-	-
From Capital Share Transactions (Note 6)
Proceeds from shares sold	286,646	739,474	191,850	846,845
Proceeds from shares purchased by reinvestment of dividends	-	-	-	-
Cost of shares repurchased	(184,960)	(532,772)	(232,476)	(859,653)
Increase (decrease) in net assets resulting from capital share transactions	101,686	206,702	(40,626)	(12,808)
Increase (decrease) in net assets	721,990	644,163	674,332	258,197
Net Assets
Beginning of period	4,551,481	3,907,318	5,354,180	5,095,983
End of period	$5,273,471	$4,551,481	$6,028,512	$5,354,180
Including undistributed net investment income	$-	$-	$-	$-

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Small Cap Value Fund
	Six months ended June 30, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(1,292,675)	$(2,161,342)
Net realized gain on investments	1,894,175	9,903,649
Change in net unrealized appreciation of investments	26,710,808	2,348,371
Increase (decrease) in net assets resulting from operations	27,312,308	10,090,678
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	-
Return of capital	-	-
Class C:
Net investment income	-	-
Net capital gains	-	-
Return of capital	-	-
Class I:	N/A	-
Net investment income	-	-
Net capital gains	-	-
Return of capital	-	-
Decrease in net assets resulting from distributions	-	-
From Capital Share Transactions (Note 6)
Proceeds from shares sold	28,066,500	28,360,777
Proceeds from shares purchased by reinvestment of dividends	-	-
Cost of shares repurchased	(15,387,818)	(41,203,490)
Increase (decrease) in net assets resulting from capital share transactions	12,678,682	(12,842,713)
Increase (decrease) in net assets	39,990,990	(2,752,035)
Net Assets
Beginning of period	92,526,358	95,278,393
End of period	$132,517,348	$92,526,358
Including undistributed net investment income	$384,446	$384,446

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.09		$9.13	$9.13	$8.99	$8.94	$9.42
Income from investing operations
Net investment income (loss)	(0.12)		(0.17)	(0.02)	0.05	0.18	0.32
Net realized and unrealized gains (loss) on securities	0.19		0.13	0.02	0.14	0.02	(0.53)
Total from investment operations	0.07		(0.04)	-	0.19	0.20	(0.21)
Less distributions
From net investment income	-		-	-	(0.02)	(0.15)	(0.27)
From net capital gains	-		-	-	-	-	-
From return of capital	-		-	-	(0.03)	-	-
Total distributions	-		-	-	(0.05)	(0.15)	(0.27)
Net asset value, end of period	$9.16		$9.09	$9.13	$9.13	$8.99	$8.94
Total Investment Return (a)	0.77	%(b)	(0.44)%	0.00%	2.16%	2.26%	(2.28)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,650		$1,723	$1,873	$2,375	$2,537	$3,054
Ratio of net investment income (loss) to average net assets
With expense reductions	(2.47	)%(c)	(1.82)%	(0.54)%	0.49%	1.69%	3.33%
Without expense reductions	(5.11	)%(c)	(4.14)%	(2.39)%	(1.10)%	0.25%	1.87%
Ratio of expenses to average net assets
With expense reductions	3.43	%(c)	3.12%	2.42%	2.09%	1.69%	1.65%
Without expense reductions	6.07	%(c)	5.44%	4.26%	3.69%	3.13%	3.11%
Fund portfolio turnover rate	158	%(c)	181%	115%	156%	224%	173%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.86		$8.96	$9.02	$8.90	$8.87	$9.45
Income from investing operations
Net investment income (loss)	0.02		(0.94)	(0.33)	(0.09)	0.09	0.28
Net realized and unrealized gains (loss) on securities	0.02		0.84	0.27	0.23	0.04	(0.56)
Total from investment operations	0.04		(0.10)	(0.06)	0.14	0.13	(0.28)
Less distributions
From net investment income	-		-	-	(0.01)	(0.10)	(0.30)
From net capital gains	-		-	-	-	-	-
From return of capital	-		-	-	(0.01)	-	-
Total distributions	-		-	-	(0.02)	(0.10)	(0.30)
Net asset value, end of period	$8.90		$8.86	$8.96	$9.02	$8.90	$8.87
Total Investment Return	0.45	%(b)	(1.12)%	(0.67)%	1.49%	1.44%	(3.02)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$532		$476	$1,011	$1,740	$2,594	$2,456
Ratio of net investment income (loss) to average net assets
With expense reductions	(3.22	)%(c)	(2.48)%	(1.27)%	(0.18)%	0.96%	2.56%
Without expense reductions	(5.86	)%(c)	(4.92)%	(3.14)%	(1.80)%	(0.47)%	1.10%
Ratio of expenses to average net assets
With expense reductions	4.17	%(c)	3.85%	3.16%	2.80%	2.41%	2.43%
Without expense reductions	6.81	%(c)	6.29%	5.03%	4.42%	3.85%	3.89%
Fund portfolio turnover rate	158	%(c)	181%	115%	156%	224%	173%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.30		$9.84	$9.87	$9.49	$8.48	$10.61
Income from investing operations
Net investment income	0.03		0.15	0.21	0.19	0.30	0.33
Net realized and unrealized gain (loss) on securities	0.68		0.48	0.01	0.45	0.98	(2.16)
Total from investment operations	0.71		0.63	0.22	0.64	1.28	(1.83)
Less distributions
From net investment income	(0.05)		(0.17)	(0.25)	(0.26)	(0.27)	(0.30)
From net capital gain	-		-	-	-	-	-
From return of capital	-		-	-	- (d)	-	-
Total distributions	(0.05)		(0.17)	(0.25)	(0.26)	(0.27)	(0.30)
Net asset value, end of period	$10.96		$10.30	$9.84	$9.87	$9.49	$8.48
Total Investment Return (a)	6.91	%(b)	6.46%	2.24%	6.88%	15.37%	(17.49)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$7,144		$4,659	$4,235	$3,922	$2,865	$2,737
Ratio of net investment income to average net assets
With expense reductions	1.06	%(c)	1.56%	2.27%	2.57%	3.22%	3.22%
Without expense reductions	0.31	%(c)	0.81%	1.52%	1.81%	2.47%	2.47%
Ratio of expenses to average net assets
With expense reductions	2.68	%(c)	2.68%	2.59%	2.34%	2.32%	2.05%
Without expense reductions	3.43	%(c)	3.42%	3.34%	3.09%	3.07%	2.80%
Fund portfolio turnover rate	23	%(c)	29%	16%	21%	29%	39%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.91		$9.42	$9.40	$9.03	$8.09	$10.14
Income from investing operations
Net investment income (loss)	-		(0.01)	0.09	0.15	0.21	0.23
Net realized and unrealized gains (losses) on securities	0.63		0.55	0.05	0.38	0.95	(2.04)
Total from investment operations	0.63		0.54	0.14	0.53	1.16	(1.81)
Less distributions
From net investment income	(0.01)		(0.05)	(0.12)	(0.16)	(0.22)	(0.24)
From net capital gains	-		-	-	-	-	-
From return of capital	-		-	-	- (d)	-	-
Total distributions	(0.01)		(0.05)	(0.12)	(0.16)	(0.22)	(0.24)
Net asset value, end of period	$10.53		$9.91	$9.42	$9.40	$9.03	$8.09
Total Investment Return	6.41	%(b)	5.74%	1.54%	5.95%	14.56%	(18.10)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,871		$1,906	$3,049	$4,774	$5,129	$4,697
Ratio of net investment income to average net assets
With expense reductions	0.31	%(c)	0.80%	1.52%	1.82%	2.47%	2.48%
Without expense reductions	(0.44	)%(c)	0.05%	0.77%	1.07%	1.72%	1.73%
Ratio of expenses to average net assets
With expense reductions	3.44	%(c)	3.45%	3.33%	3.07%	3.06%	2.81%
Without expense reductions	4.19	%(c)	4.20%	4.08%	3.82%	3.81%	3.56%
Fund portfolio turnover rate	23	%(c)	29%	16%	21%	29%	39%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  Not annualized

(c)  Annualized

(d)  The amount is less than $0.005 and rounded to zero

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.13		$13.47	$14.56	$14.91	$12.41	$18.58
Income from investing operations
Net investment income (loss)	(0.08)		(0.03)	-	0.13	0.22	0.31
Net realized and unrealized gain (loss) on securities	1.87		1.34	(0.16)	1.02	2.48	(6.00)
Total from investment operations	1.79		1.31	(0.16)	1.15	2.70	(5.69)
Less distributions
From net investment income	-		-	-	(0.01)	(0.20)	(0.28)
From net capital gain	-		(0.65)	(0.93)	(1.49)	-	(0.20)
Total distributions	-		(0.65)	(0.93)	(1.50)	(0.20)	(0.48)
Net asset value, end of period	$15.92		$14.13	$13.47	$14.56	$14.91	$12.41
Total Investment Return (a)	12.67	%(b)	9.69%	(1.14)%	7.71%	21.76%	(30.51)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,365		$3,919	$3,801	$3,789	$4,362	$3,774
Ratio of net investment income (loss) to average net assets	(1.04	)%(c)	(0.27)%	0.29%	0.55%	1.58%	1.73%
Ratio of expenses to average net assets	3.29	%(c)	3.30%	3.13%	2.77%	2.47%	2.31%
Fund portfolio turnover rate	22	%(c)	34%	14%	36%	10%	32%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.13		$12.66	$13.84	$14.35	$11.96	$17.88
Income from investing operations
Net investment income (loss)	(0.46)		(0.39)	(0.15)	(0.06)	0.10	0.16
Net realized and unrealized gain (loss) on securities	2.07		1.51	(0.10)	1.04	2.39	(5.72)
Total from investment operations	1.61		1.12	(0.25)	0.98	2.49	(5.56)
Less distributions
From net investment income	-		-	-	- (d)	(0.10)	(0.16)
From net capital gain	-		(0.65)	(0.93)	(1.49)	-	(0.20)
Total distributions	-		(0.65)	(0.93)	(1.49)	(0.10)	(0.36)
Net asset value, end of period	$14.74		$13.13	$12.66	$13.84	$14.35	$11.96
Total Investment Return	12.26	%(b)	8.81%	(1.86)%	6.88%	20.84%	(31.03)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,146		$6,647	$10,768	$18,035	$24,828	$22,407
Ratio of net investment income (loss) to average net assets	(1.78	)%(c)	(0.97)%	(0.42)%	(0.18)%	0.82%	0.96%
Ratio of expenses to average net assets	4.05	%(c)	4.02%	3.83%	3.50%	3.23%	3.09%
Fund portfolio turnover rate	22	%(c)	34%	14%	36%	10%	32%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  Not annualized

(c)  Annualized

(d)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Large Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.34		$9.30	$8.98	$8.33	$6.51	$10.83
Income from investing operations
Net investment income (loss)	(0.03)		0.04	0.11	(0.06)	(0.24)	(0.07)
Net realized and unrealized gain (loss) on securities	1.43		1.00	0.21	0.71	2.06	(4.25)
Total from investment operations	1.40		1.04	0.32	0.65	1.82	(4.32)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	-
Total distributions	-		-	-	-	-	-
Net asset value, end of period	$11.74		$10.34	$9.30	$8.98	$8.33	$6.51
Total Investment Return (a)	13.54	%(b)	11.18%	3.56%	7.80%	27.96%	(39.89)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,554		$3,973	$3,278	$2,511	$2,176	$1,984
Ratio of net investment loss to average net assets
With expense reductions	(0.59	)%(c)	(0.18)%	(0.66)%	(1.32)%	(2.06)%	(1.38)%
Without expense reductions	(2.20	)%(c)	(1.91)%	(2.61)%	(3.50)%	(4.31)%	(2.41)%
Ratio of expenses to average net assets
With expense reductions	2.90	%(c)	2.61%	3.05%	3.64%	3.46%	2.62%
Without expense reductions	4.51	%(c)	4.34%	4.99%	5.82%	5.71%	3.65%
Fund portfolio turnover rate	21	%(c)	9%	7%	106%	5%	14%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.20		$8.34	$8.12	$7.58	$5.97	$10.03
Income from investing operations
Net investment income (loss)	0.26		(0.69)	(0.42)	(0.17)	(1.36)	(0.31)
Net realized and unrealized gain (loss) on securities	0.95		1.55	0.64	0.71	2.97	(3.75)
Total from investment operations	1.21		0.86	0.22	0.54	1.61	(4.06)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	-
Total distributions	-		-	-	-	-	-
Net asset value, end of period	$10.41		$9.20	$8.34	$8.12	$7.58	$5.97
Total Investment Return	13.15	%(b)	10.31%	2.71%	7.12%	26.97%	(40.48)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$719		$578	$630	$681	$637	$1,072
Ratio of net investment loss to average net assets
With expense reductions	(1.34	)%(c)	(1.01)%	(1.53)%	(2.03)%	(2.69)%	(2.18)%
Without expense reductions	(2.95	)%(c)	(2.74)%	(3.46)%	(4.23)%	(4.96)%	(3.19)%
Ratio of expenses to average net assets
With expense reductions	3.65	%(c)	3.43%	3.89%	4.37%	4.11%	3.40%
Without expense reductions	5.26	%(c)	5.15%	5.82%	6.57%	6.39%	4.42%
Fund portfolio turnover rate	21	%(c)	9%	7%	106%	5%	14%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Mid Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.47		$10.88	$11.57	$8.78	$6.75	$12.50
Income from investing operations
Net investment loss	(0.21)		(0.25)	(0.13)	(0.48)	(0.40)	(0.16)
Net realized and unrealized gain (loss) on securities	1.76		0.84	(0.56)	3.27	2.43	(5.56)
Total from investment operations	1.55		0.59	(0.69)	2.79	2.03	(5.72)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	(0.03)
Total distributions	-		-	-	-	-	(0.03)
Net asset value, end of period	$13.02		$11.47	$10.88	$11.57	$8.78	$6.75
Total Investment Return (a)	13.51	%(b)	5.42%	(5.96)%	31.78%	30.07%	(45.78)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,088		$4,500	$4,052	$3,672	$3,194	$3,291
Ratio of net investment loss to average net assets	(3.24	)%(c)	(3.01)%	(3.11)%	(3.39)%	(2.11)%	(1.33)%
Ratio of expenses to average net assets	4.11	%(c)	4.19%	4.16%	4.35%	3.69%	3.20%
Fund portfolio turnover rate	18	%(c)	24%	12%	18%	21%	12%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.46		$10.00	$10.72	$8.21	$6.36	$11.90
Income from investing operations
Net investment loss	(0.61)		(3.40)	(4.28)	(3.84)	(1.04)	(0.45)
Net realized and unrealized gain (loss) on securities	1.98		3.86	3.56	6.35	2.89	(5.06)
Total from investment operations	1.37		0.46	(0.72)	2.51	1.85	(5.51)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	(0.03)
Total distributions	-		-	-	-	-	(0.03)
Net asset value, end of period	$11.83		$10.46	$10.00	$10.72	$8.21	$6.36
Total Investment Return	13.10	%(b)	4.60%	(6.72)%	30.57%	29.09%	(46.33)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$940		$854	$1,044	$1,784	$3,151	$3,761
Ratio of net investment loss to average net assets	(4.00	)%(c)	(3.77)%	(3.92)%	(3.91)%	(2.87)%	(2.11)%
Ratio of expenses to average net assets	4.86	%(c)	4.95%	4.91%	4.88%	4.47%	3.96%
Fund portfolio turnover rate	18	%(c)	24%	12%	18%	21%	12%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$38.50		$34.42	$31.68	$26.37	$19.21	$34.70
Income from investing operations
Net investment income (loss)	0.24		(1.70)	(1.35)	(1.87)	(0.50)	0.10
Net realized and unrealized gain (loss) on securities	11.01		5.78	4.09	7.18	7.66	(15.23)
Total from investment operations	11.25		4.08	2.74	5.31	7.16	(15.13)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	(0.35)
From return of capital	-		-	-	-	-	(0.01)
Total distributions	-		-	-	-	-	(0.36)
Net asset value, end of period	$49.75		$38.50	$34.42	$31.68	$26.37	$19.21
Total Investment Return (a)	29.22	%(b)	11.85%	8.65%	20.14%	37.27%	(43.52)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$123,063		$85,607	$88,323	$92,830	$117,456	$87,800
Ratio of net investment loss to average net assets	(2.21	)%(c)	(2.06)%	(2.31)%	(2.14)%	(2.05)%	(1.83)%
Ratio of expenses to average net assets	2.64	%(c)	2.71%	2.88%	2.66%	2.49%	2.44%
Fund portfolio turnover rate	6	%(c)	12%	9%	9%	17%	23%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$32.65		$29.41	$27.26	$22.87	$16.79	$30.70
Income from investing operations
Net investment income (loss)	0.36		(2.53)	(6.46)	(3.31)	(1.40)	(0.90)
Net realized and unrealized gain (loss) on securities	9.03		5.77	8.61	7.70	7.48	(12.65)
Total from investment operations	9.39		3.24	2.15	4.39	6.08	(13.55)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	(0.35)
From return of capital	-		-	-	-	-	(0.01)
Total distributions	-		-	-	-	-	(0.36)
Net asset value, end of period	$42.04		$32.65	$29.41	$27.26	$22.87	$16.79
Total Investment Return	28.76	%(b)	11.02%	7.89%	19.20%	36.21%	(44.05)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$9,445		$6,912	$6,949	$11,355	$15,593	$15,368
Ratio of net investment loss to average net assets	(2.97	)%(c)	(2.80)%	(3.05)%	(2.89)%	(2.79)%	(2.57)%
Ratio of expenses to average net assets	3.40	%(c)	3.45%	3.62%	3.40%	3.24%	3.17%
Fund portfolio turnover rate	6	%(c)	12%	9%	9%	17%	23%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Value Fund
	Class I
	For the six months ended		For the year ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$45.13		$39.15	$35.95	$29.86	$21.72	$37.50
Income from investing operations
Net investment loss	(0.53)		(120.29)**	(0.77)	(0.60)	(0.45)	(0.32)*
Net realized and unrealized gain (loss) on securities	13.80		126.27 **	3.97	6.69	8.59	(15.10)*
Total from investment operations	13.27		5.98	3.20	6.09	8.14	(15.42)
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gain	-		-	-	-	-	(0.35)
From return of capital	-		-	-	-	-	(0.01)
Total distributions	-		-	-	-	-	(0.36)
Net asset value, end of period	$58.40		$45.13	$39.15	$35.95	$29.86	$21.72
Total Investment Return	29.40	%(b)	15.27%	8.90%	20.40%	37.48%	(41.00)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$9		$7	$6	$6	$5	$3
Ratio of net investment loss to average net assets	(1.97	)%(c)	(2.02)%	(2.08)%	(1.97)%	(1.80)%	(1.56)%
Ratio of expenses to average net assets	2.40	%(c)	2.63%	2.65%	2.50%	2.24%	2.16%
Fund portfolio turnover rate	6	%(c)	12%	9%	9%	17%	23%

(b)  Not annualized

(c)  Annualized

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

**  Numbers reflected significant subscription and redemption activity during the period.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates fair market value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board of Directors. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising the relevant factors to validate the quotations and prices are representative of fair value, including examining the source and nature of the quotations.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

The following is a summary of the inputs used to value each Fund's investment securities and cash and cash equivalents as of June 30, 2013:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Energy	$29,585	$294,570	$1,185,918	$189,735	$1,191,071	$24,375,132
Materials	-	157,500	-	-	222,728	1,822,600
Industrials	16,403	606,925	2,790,419	1,044,777	2,666,348	51,854,829
Consumer Discretionary	34,650	609,446	1,045,898	850,795	1,646,954	27,770,850
Consumer Staples	83,039	694,714	516,725	1,118,042	133,197	5,784,600
Health Care	31,908	459,565	-	371,244	-	4,419,000
Financials	-	-	668,085	800,530	183,150	11,437,200
Information Technology	39,710	544,806	635,973	929,326	-	-
Telecommunication Services	35,400	488,040	-	-	-	4,646,950
Utilities	88,100	535,220	-	-	-	-
Preferred Stock
Financials	-	126,740	-	-	-	-
Utilities	-	-	-	-	-	-
Level 1 Total	358,793	4,517,525	6,843,017	5,304,448	6,043,448	132,111,161
Level 2 - Other significant observable inputs
Bonds and notes
Corporate Bonds	-	4,468,779	2,714,730	-	-	-
U.S. Government Fixed Income Securities	1,805,260	-	-	-	-	-
Short Term Investments
Money Market	2,547	5,423	5,787	-	-	812,621
Level 2 Total	1,807,807	4,474,202	2,720,517	-	-	812,621
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total Investments	$2,166,600	$8,991,727	$9,563,534	$5,304,448	$6,043,448	$132,923,782

Equity securities (common and preferred stock) that are actively traded and market priced are classified as Level 1 securities. All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings during the period ended June 30, 2013. In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update ("ASU") 2010-06, "Improving Disclosures about Fair Value Measurements," which amended Accounting Standard Codification 820 ("Topic 820") and required entities to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers. The Investment Manager has evaluated the Funds' positions for the period ended June 30, 2013, and determined that, for purposes of fair value pricing measurement, there were no transfers between Level 1 and Level 2.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized using the effective interest amortization method.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. In addition, each Fund declares and distributes a capital gain dividend, if any, annually. The Board of Directors determines the amount and timing of such payments.

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2012 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

years 2009, 2010, 2011 and 2012 are still subject to examination by major federal jurisdictions. Tax years 2008, 2009, 2010, 2011 and 2012 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2012, components of distributable earnings (accumulated deficits) on a tax basis were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$428	$-	$-	$-	$-
Undistributed long-term gains	-	-	282,787	-	-	-
Capital loss carry forward*	(227,555)	(647,914)	-	(182,204)	(1,657,499)	(6,916,050)
Post October loss	-	-	-	(13,173)	-	-
Net unrealized appreciation on investments	53,197	563,216	1,242,633	868,249	972,152	28,920,584
Accumulated earnings (deficits)	$(174,358)	$(84,270)	$1,525,420	$672,872	$(685,347)	$21,976,320

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Funds intend to treat post October losses (net capital losses occurred for the period subsequent to October 31, 2012 through the fiscal year end December 31, 2012) as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the following capital losses carried forward have been utilized:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Capital loss carryforward utilized	$18,048	-	-	-	$99,063	$9,596,511

* At December 31, 2012, the following Funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2013	2014	2015	2016	2017	2018	Total
Government Securities Fund	$49,495	$88,644	$1,178	$9,585	$73,971	$4,682	$227,555
Income and Equity Fund	-	-	-	197,538	388,066	-	585,604
Balanced Fund	-	-	-	-	-	-	-
Large Cap Value Fund	-	-	-	-	167,591	-	167,591
Mid Cap Value Fund	-	-	-	785,984	640,167	-	1,426,151
Small Cap Value Fund	-	-	-	-	3,114,482	3,801,568	6,916,050

During the year ended December 31, 2012, the Government Securities Fund had a capital loss carryforward in the amount of $77,024 that expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies ("RICs") including the Funds. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss Carryforward Character
	Short Term	Long Term
Income and Equity Fund	$12,577	$49,733
Large Cap Value Fund	6,933	7,680
Mid Cap Value Fund	-	231,348

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities. Net assets and net asset value per share are not affected by this classification.

For the year ended December 31, 2012, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Loss
Government Securities Fund	$50,660	$(127,684)	$77,024
Income and Equity Fund	-	-	-
Balanced Fund	108,064	(107,687)	(377)
Large Cap Value Fund	13,252	(13,252)	-
Mid Cap Value Fund	163,981	(163,981)	-
Small Cap Value Fund	2,545,788	(2,627,841)	82,053

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes, expiration of capital losses previously carried-forward and differing book and tax treatment of certain securities.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

For the Government Securities Fund and Large Cap Value Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company, will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. The Transfer Agent does not, however, waive out of pocket expenses. These agreements may be terminated by either party upon 90 days prior written notice.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the period ended June 30, 2013.

	Management Fees Waived	Transfer Agent Fees Waived	Total
Government Securities Fund	$7,051	$21,600	$28,651
Income and Equity Fund	32,454	-	32,454
Large Cap Value Fund	18,742	21,600	40,342

Effective 2004, the Investment Manager terminated all of its rights under the Expense Limitation Agreements with respect to potential recoupment from the Funds of all management fees and transfer agent fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the period ended June 30, 2013, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Government Securities Fund	$-	$2	$(231)
Income and Equity Fund	1,621	15	295
Balanced Fund	63	239	(1,381)
Large Cap Value Fund	426	1,185	(43)
Mid Cap Value Fund	200	137	643
Small Cap Value Fund	13,071	1,049	7,436

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company has also entered into separate agreements with PGIS that provide for transfer agent fees at a rate of $21 per year per open account and $3.50 per year per closed account, with a minimum charge of $1,800 per month per class for each fund; fund accounting fees equal to the greater of $1,500 or three basis points for the first hundred million in net assets and one basis point on the balance of net assets for each fund per month; and annual administrative agent fees of five basis points of average daily net assets of each fund subject to a maximum annual fee of $50,000 per fund. The fee is computed and payable monthly. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the period ended June 30, 2013, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Government Securities Fund	$2,103	$2,436	$4,539
Income and Equity Fund	8,492	9,305	17,797
Balanced Fund	5,311	29,168	34,479
Large Cap Value Fund	5,447	3,199	8,646
Mid Cap Value Fund	6,175	4,588	10,763
Small Cap Value Fund	131,536	42,324	173,860

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of June 30, 2013. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Period ended June 30, 2013		As of June 30, 2013
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Government Securities Fund	$1,719,885	$1,764,800	$2,075,201	$92,482	$(3,630)	$88,852
Income and Equity Fund	2,977,041	973,431	8,034,809	1,091,701	(140,206)	951,495
Balanced Fund	1,119,928	3,430,797	7,586,887	1,995,434	(24,574)	1,970,860
Large Cap Value Fund	678,903	517,054	3,975,580	1,380,675	(51,808)	1,328,867
Mid Cap Value Fund	538,231	660,981	4,275,260	2,116,709	(348,521)	1,768,188
Small Cap Value Fund	14,925,382	3,689,204	76,479,769	59,883,728	(4,252,336)	55,631,392

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2013 and 2012 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Six months ended June 30, 2013
Distributions paid from:
Ordinary Income	$-	$37,306	$-	$-	$-	$-
Long-Term Capital Gain	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$-	$37,306	$-	$-	$-	$-
Year ended December 31, 2012
Distributions paid from:
Ordinary Income	$-	$94,993	$-	$-	$-	$-
Long-Term Capital Gain	-	-	490,804	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$-	$94,993	$490,804	$-	$-	$-

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through June 30, 2013 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C	Class I
Government Securities Fund	$-	$-
Income and Equity Fund	8	2
Balanced Fund	1,407	1,747
Large Cap Value Fund	3	0
Mid Cap Value Fund	-	-
Small Cap Value Fund	22,013	1,754	$2

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

	Six months ended June 30, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	4,839	$44,475	16,200	$149,406
Reinvestment of Distributions	-	-	-	-
	4,839	44,475	16,200	149,406
Shares Repurchased	(14,280)	(131,461)	(31,852)	(293,155)
Net Decrease	(9,441)	$(86,986)	(15,652)	$(143,749)
Class C
Shares Sold	10,851	$97,653	5	$44
Reinvestment of Distributions	-	-	-	-
	10,851	97,653	5	44
Shares Repurchased	(4,817)	(43,161)	(59,178)	(534,843)
Net Increase (Decrease)	6,034	$54,492	(59,173)	$(534,799)
	Six months ended June 30, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	306,780	$3,296,792	155,498	$1,593,591
Reinvestment of Distributions	2,837	31,036	6,865	70,570
	309,617	3,327,828	162,363	1,664,161
Shares Repurchased	(109,783)	(1,208,291)	(140,533)	(1,451,290)
Net Increase	199,834	$2,119,537	21,830	$212,871
Class C
Shares Sold	54,060	$566,263	11,204	$111,905
Reinvestment of Distributions	247	2,602	1,365	13,360
	54,307	568,865	12,569	125,265
Shares Repurchased	(69,004)	(716,319)	(143,779)	(1,414,013)
Net Decrease	(14,697)	$(147,454)	(131,210)	$(1,288,748)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

	Six months ended June 30, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	5,637	$88,651	22,803	$327,821
Reinvestment of Distributions	-	-	10,306	145,620
	5,637	88,651	33,109	473,441
Shares Repurchased	(8,840)	(138,171)	(37,994)	(537,412)
Net Decrease	(3,203)	$(49,520)	(4,885)	$(63,971)
Class C
Shares Sold	20,546	$303,417	21,255	$286,598
Reinvestment of Distributions	-	-	23,439	307,987
	20,546	303,417	44,694	594,585
Shares Repurchased	(177,615)	(2,531,343)	(389,401)	(5,259,443)
Net Decrease	(157,069)	$(2,227,926)	(344,707)	$(4,664,858)
	Six months ended June 30, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares Sold	18,692	$212,958	62,303	$623,985
Reinvestment of Distributions	-	-	-	-
	18,692	212,958	62,303	623,985
Shares Repurchased	(15,153)	(176,669)	(30,329)	(305,362)
Net Increase	3,539	$36,289	31,974	$318,623
Class C
Shares Sold	7,037	$73,688	12,777	$115,489
Reinvestment of Distributions	-	-	-	-
	7,037	73,688	12,777	115,489
Shares Repurchased	(832)	(8,291)	(25,421)	(227,410)
Net Increase (Decrease)	6,205	$65,397	(12,644)	$(111,921)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

	Six months ended June 30, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares Sold	13,252	$169,237	72,344	$818,399
Reinvestment of Distributions	-	-	-	-
	13,252	169,237	72,344	818,399
Shares Repurchased	(14,689)	(185,282)	(52,621)	(598,522)
Net Decrease (Increase)	(1,437)	$(16,045)	19,723	$219,877
Class C
Shares Sold	1,983	$22,613	2,830	$28,446
Reinvestment of Distributions	-	-	-	-
	1,983	22,613	2,830	28,446
Shares Repurchased	(4,154)	(47,195)	(25,638)	(261,131)
Net Decrease	(2,171)	$(24,582)	(22,808)	$(232,685)
	Six months ended June 30, 2013		Year ended December 31, 2012
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares Sold	561,392	$26,399,845	644,101	$24,214,265
Reinvestment of Distributions	-	-	-	-
	561,392	26,399,845	644,101	24,214,265
Shares Repurchased	(311,687)	(14,251,239)	(986,004)	(36,714,175)
Net Increase (Decrease)	249,705	$12,148,606	(341,903)	$(12,499,910)
Class C
Shares Sold	42,522	$1,666,653	36,207	$1,144,926
Reinvestment of Distributions	-	-	-	-
	42,522	1,666,653	36,207	1,144,926
Shares Repurchased	(29,566)	(1,136,579)	(60,732)	(1,900,972)
Net Increase (Decrease)	12,956	$530,074	(24,525)	$(756,046)
Class I
Shares Sold	-	$2	66,395	$3,001,586
Reinvestment of Distributions	-	-	-	-
	-	2	66,395	3,001,586
Shares Repurchased	-	-	(66,395)	(2,588,343)
Net Increase	-	$2	-	$413,243

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2013

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB Bank, n.a. (UMB), on an unsecured basis, at 1.50% over the Federal Funds rate. As of June 30, 2013, the Large Cap Value Fund and Mid Cap Value Fund had borrowings from UMB with amounts of $30,263 and $2,863, respectively, and were paying interest at 1.56% per annum on their outstanding borrowings. No compensating balances were required.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (69)	Director	1992	Executive Vice President, MGT Capital Investments (mobile game developer); Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman and President, Gammaker Pte. Ltd. (mobile game developer); and formerly CEO, Digital Angel, Inc. (communications equipment distributor) (2012-2013); Chairman, Kapitall, Inc. (online introducing brokerage) (2011-2012); President, Bionic Games, Inc. (game software development company) (2008-2011); and Vice President and General Manager, Kapitall Studio (division of Kapitall, Inc.) (2010-2011)	None
Peter C. Hoffman (62)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership), Sierra Automotive Enterprises, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None
Gerald E. Miller (83)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None
Louise K. Taylor, PhD (66)	Director	1992	Retired in 2009; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Directors2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
Victoria L. Breen (62)*	Director Assistant Secretary	1992 2002

President, Derby & Derby, Inc. (financial services company); Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.; and Assistant Secretary and Director, Pacific Global Investment Management Company

				None
George A. Henning (66)**	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 6 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (35)	Vice President Secretary	2010 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (60)	Vice President, Treasurer and Chief Compliance Officer	2001

Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.

Araceli Olea (40)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
Jingjing Yan (39)	Assistant Treasurer	2005	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on their affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Ms. Breen is considered an interested director because (a) she is a registered principal of a registered broker/dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity she has received commissions on the sale of the Funds' shares; (b) she is an officer of the Company; and (c) she is a shareholder of the Manager and a member of the Manager's Board of Directors.

**  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
L. Michael Haller, III
Peter C. Hoffman
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Catherine L. Henning, Vice President and Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.	Code of Ethics
Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert
Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services
Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants
Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders
No material changes have been made.

Item 11.	Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.	Exhibits
(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3) Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	September 3, 2013

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	September 3, 2013